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                                                                    Exhibit 10.4

                                                                        [6/3/03]

                          MINDSPEED TECHNOLOGIES, INC.
                             2003 STOCK OPTION PLAN

         1. Purpose.

         In connection with the Distribution, certain stock options granted pursuant to the Conexant Stock Option Plans will be adjusted in accordance with the provisions of the Employee Matters Agreement so that following the Distribution the respective grantees will hold stock options to purchase Shares in addition to stock options to purchase Conexant Shares, and the Corporation will assume Conexant's obligations with respect to the adjusted stock options for Shares. The purpose of this 2003 Stock Option Plan is (a) to provide a means for the Corporation to perform its obligations with respect to the adjusted stock options for Shares and (b) to foster creation of and enhance shareholder value by linking the compensation of officers and other employees of the Corporation, whose stock options granted pursuant to the Conexant Stock Option Plans will be adjusted so that such officers and employees also hold stock options for Shares or who may receive grants of stock options pursuant to the terms of the Plan, to increases in the price of the Shares, thus providing means by which persons of outstanding abilities can be motivated and retained. Subject to the rights of the Board of Directors and the Committee provided in the Plan and any Sub-Plan, it is intended that the provisions of the Plan and any of Sub-Plans A through K will provide the Participants with Options that have substantially the same terms and conditions as the Conexant Options from which such Options are derived. The Board of Directors or the Committee may look to the original plan or plans from which the Plan or any of Sub-Plans A through K is derived in order to interpret the Plan or any of Sub-Plans A through K or an Option governed by the Plan or any of Sub-Plans A through K or to resolve any inconsistency or error which may exist in the Plan or any of Sub-Plans A through K.

         2. Definitions.

         For purposes of the Plan, the following terms shall have the meanings set forth below:

         a. Board of Directors. The Board of Directors of the Corporation.

         b. Code. The Internal Revenue Code of 1986, and any successor statute, as it or they may be amended from time to time.

         c. Committee. The Compensation and Management Development Committee of the Board of Directors, as it may be comprised from time to time, or another committee of the Board of Directors designated by the Board of Directors to administer the Plan.

         d. Conexant. Conexant Systems, Inc., a Delaware corporation, and any successor thereto.

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         e. Conexant Option. An option to purchase Conexant Shares granted pursuant to any of the Conexant Stock Option Plans, other than Specified Conexant Options.

         f. Conexant Shares. Shares of common stock, par value $.01 per share, of Conexant, or any security of Conexant issued in substitution or exchange therefor or in lieu thereof.

         g. Conexant Stock Option Plans. As the context requires, any or all of the following, in each case, as amended through the Distribution Date:

              1.   Conexant Systems, Inc. 1998 Stock Option Plan;

              2.   Conexant Systems, Inc. 1999 Long-Term Incentives Plan;

              3.   Conexant Systems, Inc. 2000 Non-Qualified Stock Plan;

              4.   Conexant Systems, Inc. Directors Stock Plan;

              5.   Applied Telecom, Inc. 2000 Non-Qualified Stock Option Plan;

              6.   HotRail, Inc. 1997 Equity Incentive Plan;

              7.   HotRail, Inc. 2000 Equity Plan;

              8.   HyperXS Communications, Inc. 2000 Stock Option Plan;

              9.   Istari Design, Inc. 1997 Stock Option Plan;

             10.   Maker Communications, Inc. 1996 Stock Option Plan;

             11.   Maker Communications, Inc. 1999 Stock Incentive Plan;

             12.   Microcosm Communications Limited Stock Option Plan;

             13.   NetPlane Systems, Inc. Stock Option Plan;

             14.   Novanet Semiconductor Ltd. Employee Shares Option Plan;

             15.   Philsar Semiconductor Inc. Stock Option Plan; and

             16.   Sierra Imaging, Inc. 1996 Stock Option Plan.

         h. Corporation. Mindspeed Technologies, Inc., a Delaware corporation, and any successor thereto.

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         i. Director. A member of the Board of Directors.

         j. Distribution. The pro rata distribution of outstanding Shares owned by Conexant to Conexant's shareowners.

         k. Distribution Date. The date on which Conexant distributes Shares to Conexant's shareowners.

         l. Employee Matters Agreement. The Employee Matters Agreement dated as of June 27, 2003 by and between Conexant and the Corporation.

         m. Exchange Act. The Securities Exchange Act of 1934, as amended.

         n. Fair Market Value. The closing price of the Shares as reported on the American Stock Exchange or such other national securities exchange or automated inter-dealer quotation system on which the Shares have been duly listed and approved for quotation and trading on the date of a determination (or on the next preceding day such stock was traded if it was not traded on the date of a determination).

         o. Option. An option to purchase Shares derived from adjustments to a Conexant Option, other than Specified Conexant Options, in connection with the Distribution and in accordance with the Employee Matters Agreement or an option granted in connection with an offer to exchange outstanding Options for new Options pursuant to Section 4(c) and Sub-Plan L.

         p. Participant. Any person who as of the close of business on the Distribution Date held one or more outstanding Conexant Options under one or more of the Conexant Stock Option Plans and who, for purposes of a particular Sub-Plan, also satisfies the additional requirements set forth in the definition of "Participant" in that Sub-Plan.

         q. Plan. This Mindspeed Technologies, Inc. 2003 Stock Option Plan.

         r. Securities Act. The Securities Act of 1933, as amended.

         s. Shares. Shares of common stock, par value $.01 per share, of the Corporation, or any security of the Corporation issued in substitution, exchange or in lieu thereof.

         t. Specified Conexant Options. Conexant Options (i) granted to certain executive officers of Conexant's Broadband Communications business which pursuant to their terms shall remain solely options to purchase Conexant Shares or (ii) held by persons in certain foreign locations as shall be designated by Conexant.

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         u. Sub-Plans. Sub-Plans A through L of the Plan.

         3. Plan Administration.

         a. The Committee shall exercise all responsibilities, powers and authority relating to the administration of the Plan not reserved by the Board of Directors.

         b. The Board of Directors reserves the right, in its sole discretion, to exercise or authorize another committee or person to exercise some of or all the responsibilities, powers and authority vested in the Committee under the Plan.

         c. None of the Corporation or any of its Subsidiaries, any member of the Board of Directors or of the Committee, or any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken, or not taken, in good faith under the Plan.

         4. Options.

         a. The outstanding Options entitle the holders thereof to purchase such numbers of Shares at such exercise prices as shall be determined pursuant to resolutions to be adopted by Conexant's Board of Directors before the Distribution Date in accordance with the Employee Matters Agreement and otherwise have the same terms and conditions as the Conexant Options from which they are derived; provided, however, that references to the "Corporation" shall mean the Corporation instead of Conexant; provided, further, that the purchase price of the Shares shall be payable as provided in Section 5.

         b. Options granted pursuant to Section 4(c) will entitle the holders thereof to purchase such numbers of Shares at such exercise prices as shall be determined by the Committee pursuant to the terms and conditions of Sub-Plan L.

         c. Shares subject to the unexercised portion of any terminated, forfeited or cancelled Option shall be available for future grants of Options solely in connection with offers to exchange outstanding Options for new Options made to Employees and Non-Employees (as defined in Sub-Plan L), which new Options shall be subject to the terms and conditions set forth in Sub-Plan L. Notwithstanding anything in the Plan to the contrary, the specific provisions of Sub-Plan L shall govern any Options granted pursuant to this Section 4(c).

         5. Payment. To the extent that the right to purchase Shares has accrued and is in effect, the Option may be exercised in full at one time or in part from time to time by giving notice of exercise pursuant to such procedures and according to such terms and conditions as may be adopted by the Committee from time to time. Options granted under the Plan may provide for the payment of the exercise price, as provided in the

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terms and conditions applicable to the Conexant Options from which the Options are derived, by delivery of (a) cash or a check payable to the order of the Corporation in an amount equal to the exercise price of such Options, (b) Shares owned by the Participant having a Fair Market Value equal in amount to the exercise price of the Options being exercised, or (c) any combination of (a) and
(b); provided, however, that payment of the exercise price by delivery of Shares owned by the Participant may be made only if the payment does not result in a charge to earnings for financial accounting purposes as determined by the Board of Directors or the Committee; provided, further, that the purchase price of the Shares with respect to which an Option or portion thereof is exercised cannot be paid by delivery of Conexant Shares but shall be payable in full in cash or in Shares or in a combination of cash and Shares; provided, further, that to the extent that the exercise price of an Option is denominated in foreign currency and is not converted (with the consent of the Option holder) into U.S. dollars, only payment by cash or check may be made. In addition, Participants may, either on a selective or aggregate basis, simultaneously exercise options and sell the Shares thereby acquired, pursuant to a brokerage or similar arrangement approved in advance by the Committee, and use the proceeds from such sale as payment of the purchase price of such Shares and any applicable withholding taxes.

         6. Book-Entry Statements. Upon exercise and full payment for the Option, a book-entry statement representing the number of Shares purchased will be issued as soon as practicable (i) after the stock option administrator (the "Administrator") whom the Corporation has engaged to administer and process stock option exercises has received full payment therefor or (ii) at the Corporation's or the Administrator's election in their sole discretion, after the Corporation or the Administrator has received (x) full payment of the exercise price of the Shares subject to the Options and (y) any reimbursement in respect of withholding taxes due.

         7. Shares Available. The total number of Shares which may be delivered upon exercise of Options shall not exceed the number (presently estimated to be approximately [30.55] million Shares) necessary to provide for the exercise of Options outstanding on the Distribution Date as provided in the Employee Matters Agreement, subject to any further adjustments provided for herein; provided, however, that, subject to the provisions of Section 8, without the approval of shareholders of the Corporation, the Committee may not amend the Plan to increase the number of Shares which may be delivered under the Plan. Shares which may be delivered upon exercise of Options may consist in whole or in part of unissued or reacquired Shares. The Corporation will at all times reserve a sufficient number of authorized and unissued Shares to satisfy outstanding Options in full.

         8. Adjustments. If there shall be any change in or affecting Shares on account of any merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split or combination, or other distribution to holders of Shares (other than a cash dividend), there shall be made or taken such amendments to the Plan

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and such adjustments and actions thereunder as the Board of Directors may deem appropriate under the circumstances; provided, however, that the foregoing is subject to the specific provisions of each individual Sub-Plan regarding adjustments.

         9. Miscellaneous.

         a. No Option may be assigned, pledged or transferred except (i) by will or by the laws of descent and distribution; (ii) by gift to any member of the Participant's immediate family or to a trust for the benefit of one or more members of the Participant's immediate family, if permitted in the applicable agreement governing that Option; or (iii) as otherwise determined by the Committee. Each Option shall be exercisable during the lifetime of the Participant to whom the Conexant Option from which it is derived was granted only by such Participant unless the Option has been transferred in accordance with the provisions of the applicable agreement governing that Option to a member of the Participant's immediate family or a trust for the benefit of one or more members of the Participant's immediate family, in which case it shall be exercisable only by such transferee (or by the legal representative of the estate or the heirs or legatees of such transferee). For purposes of this provision, a Participant's "immediate family" shall mean the Participant's spouse and natural, adopted or step- children and grandchildren.

         b. No person shall have the rights or privileges of a shareholder of the Corporation with respect to Shares subject to an Option until such person has received such Shares following exercise of such Option.

         c. No fractional Shares shall be issued or transferred pursuant to the Plan. If any Option shall be exercisable for a fractional Share, the person entitled thereto shall be paid an amount equal to the excess of the Fair Market Value as of the date of exercise over the exercise price for any fractional Share deliverable in respect of exercise of that Option.

         d. The Corporation shall have the right in connection with the delivery of any Shares upon exercise of an Option to require as a condition of such delivery that the recipient represent that such Shares are being acquired for investment and not with a view to the distribution thereof and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act or any other applicable law.

         e. The Corporation shall have the right in connection with any exercise of an Option, to deduct from any amount otherwise payable by the Corporation, an amount equal to any taxes required by law to be withheld with respect to exercise of that Option or to require the Participant or other person effecting such exercise, as a condition of and prior to delivery of Shares upon such exercise, to pay to the Corporation an amount sufficient to provide for any such taxes so required to be withheld, provided that such amount shall not exceed the statutory maximum.

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         f. The Corporation shall bear all expenses and costs in connection with the operation of the Plan, including costs related to the purchase, issue or transfer of Shares, but excluding taxes imposed on any person receiving a payment or delivery of Shares under the Plan.

         g. No employee of the Corporation shall have any right as a Participant to continue in the employ of the Corporation for any period of time or to a continuation of any particular rate of compensation, and the Corporation expressly reserves the right to discharge or change the assignment of any of its employees who are Participants at any time. There is no obligation for uniformity of treatment of Participants under the Plan.

         10. Interpretations and Determinations. The Committee shall have the power from time to time to interpret the Plan and any Sub-Plan, to adopt, amend and rescind rules, regulations and procedures relating to the Plan and any Sub-Plan, to make, amend and rescind determinations under the Plan and any Sub-Plan and to take all other actions that the Committee shall deem necessary or appropriate for the implementation and administration of the Plan and any Sub-Plan. All interpretations, determinations and other actions by the Committee not revoked or modified by the Board of Directors shall be final, conclusive and binding upon all parties. In the event of any conflict between the Plan and any Sub-Plan, the terms of the Sub-Plan shall govern and, with respect to Sub-Plans A-K, in a manner consistent with Section 1 of the Plan.

         11. Section Headings. The section headings contained herein are for the purpose of convenience only, and in the event of any conflict, the text of the Plan, rather than the section headings, shall control.

         12. Gender, Etc. In interpreting the Plan and any Sub-Plan, the masculine gender shall include the feminine, the neutral gender shall include the masculine or feminine, and the singular shall include the plural unless the context clearly indicates otherwise.

         13. Invalidity. If any term or provision contained herein or in any award agreement evidencing an Option shall to any extent be invalid or unenforceable, such term or provision will be re-formed so that it is valid, and such invalidity or unenforceability shall not affect any other provision or part thereof.

         14. Effective Date. Upon approval by the sole shareholder of the Corporation, the Plan shall become effective as of the Distribution Date.

         15. Applicable Law. The Plan, any Sub-Plan, any award agreement related to any Sub-Plan and all actions taken hereunder or thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to the conflict of law principles thereof.

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                          MINDSPEED TECHNOLOGIES, INC.
                             2003 STOCK OPTION PLAN

                                   SUB-PLAN A
                 (CONEXANT SYSTEMS, INC. 1998 STOCK OPTION PLAN)

                  1. General. The additional terms and conditions detailed below are to be read in conjunction with the terms and conditions of the Mindspeed Technologies, Inc. 2003 Stock Option Plan (the "Plan"). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Plan. These additional terms and conditions apply only to Options derived from Conexant Options outstanding as of the close of business on the Distribution Date under the Conexant Systems, Inc. 1998 Stock Option Plan. The terms and conditions of the Plan, as amended from time to time, shall, together with the terms and conditions of this Sub-Plan A, govern the Options derived from such Conexant Options, and unless the context dictates otherwise, all references herein to this Sub-Plan A shall include the terms and conditions of the Plan. In the event of any conflict between the terms and conditions of the Plan and the terms and conditions of this Sub-Plan A, the terms and conditions of this Sub-Plan A shall control in a manner consistent with Section 1 of the Plan.

                  2. Definitions. For purposes of this Sub-Plan A, the following terms shall have the meanings set forth below:

                  a. Boeing. The Boeing Company, a Delaware corporation.

                  b. Boeing North American. Boeing North American, Inc. (formerly Rockwell International Corporation), a Delaware corporation incorporated in 1928 that is the surviving corporation in a merger with Boeing NA, Inc., a wholly-owned subsidiary of Boeing, and any successor thereto.

                  c. Change of Control. Any of the following:

                           (i) The acquisition by any individual, entity or
                  group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the outstanding Shares (the "Outstanding Shares") or (B) the combined voting power of the outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); provided, however, that for purposes of this subparagraph (i), the following acquisitions shall not constitute a Change of Control:

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                  (w) any acquisition directly from the Corporation, (x) any acquisition by the Corporation, (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation, Conexant or any corporation controlled by the Corporation or Conexant or (z) any acquisition pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) of this Section 2(c); or

                           (ii) Individuals who, immediately after the
                  Distribution Date, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to that time whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors; or

                           (iii) Consummation of a reorganization, merger or
                  consolidation or sale or other disposition of all or substantially all of the assets of the Corporation or the acquisition of assets of another entity (a "Corporate Transaction"), in each case, unless, following such Corporate Transaction, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Shares and Outstanding Voting Securities immediately prior to such Corporate Transaction, beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock and the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Shares and Outstanding Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Corporate Transaction) beneficially owns, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation

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                  resulting from such Corporate Transaction or the combined
                  voting power of the outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Corporate Transaction and (C) at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors, providing for such Corporate Transaction; or

                           (iv) Approval by the Corporation's shareholders of a
                  complete liquidation or dissolution of the Corporation;

         provided that in no event shall the Distribution constitute a Change of Control, it being understood that the foregoing definition shall take effect immediately after the completion of the Distribution.

                  c. Conexant Distribution. The pro rata distribution of Conexant Shares to Rockwell's shareowners.

                  d. Conexant Distribution Date. The Distribution Date as defined in the Distribution Agreement between Rockwell and Conexant relating, among other things, to the distribution of Conexant Shares to Rockwell's shareowners.

                  e. Merger Closing Date. The Closing Date as defined in the Agreement and Plan of Merger dated as of July 31, 1996 among Boeing North American, Boeing and Boeing NA, Inc.

                  f. Meritor. Meritor Automotive, Inc., a Delaware corporation, and, effective July 7, 2000, ArvinMeritor, Inc., an Indiana corporation.

                  g. Meritor Distribution Date. The Distribution Date as defined in the Distribution Agreement between Rockwell and Meritor relating, among other things, to the distribution of shares of common stock of Meritor to Rockwell's shareowners.

                  h. Non-Employee Director. A non-employee director or former non-employee director of Rockwell on the Conexant Distribution Date (other than a person who was a director of Conexant but not also a director of Rockwell).

                  i. Participant. Any person who as of the close of business on the Distribution Date held Conexant Options under the Conexant Systems, Inc. 1998 Stock Option Plan: (i) who on or before the close of business on the Merger

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         Closing Date became an employee of United Space Alliance, LLC ("USA")
         immediately upon termination of employment (by retirement or otherwise) by Rockwell or a subsidiary corporation of Rockwell (a "Continuing USA Participant"), but only for purposes of determining such person's rights with respect to his or her outstanding Options and only so long as (x) such person shall remain an employee of USA and (y) Boeing or any of its subsidiaries shall continue to own at least 50% of the total ownership interests in USA; (ii) who as of the close of business on the Merger Closing Date remained or became an employee of Boeing North American, Boeing or any of their respective subsidiaries (a "Continuing Boeing Participant"), but only for purposes of determining such person's rights with respect to his or her outstanding Options and only so long as such person shall remain an employee of Boeing North American, Boeing, or any of their respective subsidiaries; (iii) who as of the close of business on the Meritor Distribution Date remained or became an employee of Meritor or any of its subsidiaries (a "Continuing Meritor Participant"), but only for purposes of determining such person's rights with respect to his or her outstanding Options and only so long as such person shall remain an employee of Meritor or any of its subsidiaries; (iv) who as of the close of business on the Conexant Distribution Date remained or became an employee of Rockwell or any of its subsidiaries (a "Continuing Rockwell Participant"), but only for purposes of determining such person's rights with respect to his or her outstanding Options and only so long as such person shall remain an employee of Rockwell or any of its subsidiaries; (v) who as of the close of business on the Conexant Distribution Date remained or became an employee of Conexant or any of its subsidiaries (a "Continuing Conexant Participant"), but only for purposes of determining such person's rights with respect to his or her outstanding Options and only so long as such person shall remain an employee of Conexant or any of its subsidiaries; (vi) who held Options expiring on or after August 3, 2002 and who as of the close of business on May 3, 2002 became an employee of Jazz Semiconductor, Inc. ("Jazz") or any of its subsidiaries (a "Continuing Jazz Participant"), but only for purposes of determining such person's rights with respect to his or her outstanding Options and only so long as such person shall remain an employee of Jazz or any of its subsidiaries; (vii) who as of the close of business on the Conexant Distribution Date was a Non-Employee Director, but only for purposes of determining such person's rights with respect to his or her outstanding Options; (viii) who as of the close of business on the Skyworks Distribution Date remained or became an employee of Skyworks or any of its subsidiaries (a "Continuing Skyworks Participant"), but only for purposes of determining such person's rights with respect to his or her outstanding Options and only so long as such person shall remain an employee of Skyworks or any of its subsidiaries; (ix) who at any time prior to the close of business on the Distribution Date terminated his or her

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         employment with Conexant or any of its subsidiaries (a "Former Conexant
         Participant"); and (x) who as of the close of business on the Distribution Date remained or became an employee of the Corporation or any of its subsidiaries (a "Continuing Mindspeed Participant"), but only for purposes of determining such person's rights with respect to his or her outstanding Options and only so long as such person shall remain an employee of the Corporation or any of its subsidiaries.

                  j. Rockwell. Rockwell Automation, Inc. (formerly Rockwell International Corporation), a Delaware corporation, and any successor thereto.

                  k. Rockwell Option. An option to purchase Rockwell Shares granted pursuant to Rockwell's 1988 Long-Term Incentives Plan, as amended, Rockwell's 1995 Long-Term Incentives Plan, as amended, and Rockwell's Directors Stock Plan, as amended.

                  l. Rockwell Shares. Shares of common stock, par value $1.00 per share, of Rockwell or any security of Rockwell issued in substitution or exchange therefor or in lieu thereof.

                  m. Skyworks. Skyworks Solutions, Inc. (formerly Alpha Industries, Inc.), a Delaware corporation and successor by merger to Washington Sub, Inc.

                  n. Skyworks Distribution Date. The Distribution Date as defined in the Contribution and Distribution Agreement dated as of December 16, 2001, as amended as of June 25, 2002, by and between Conexant and Washington Sub, Inc., a Delaware corporation.

                  3. Effect of Death or Termination of Employment.

                  a. If the employment by Rockwell or any of its subsidiaries of a Continuing Rockwell Participant, the employment by USA of a Continuing USA Participant, the employment by Boeing North American, Boeing or any of their respective subsidiaries of a Continuing Boeing Participant, the employment by Meritor or any of its subsidiaries of a Continuing Meritor Participant, the employment by Conexant or any of its subsidiaries of a Continuing Conexant Participant, the employment by Jazz or any of its subsidiaries of a Continuing Jazz Participant, the service as a director of Rockwell of any Non-Employee Director, the employment by Skyworks or any of its subsidiaries of a Continuing Skyworks Participant, or the employment by the Corporation or any of its subsidiaries of a Continuing Mindspeed Participant, who (or whose permitted transferee) holds outstanding Options terminates by reason of the death of the

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         Participant, the Options not theretofore exercised may be exercised from and after the date of the death of the Participant for a period of three years (or until the expiration date specified in the Conexant Option from which the Option is derived, if earlier) even if any of them was not exercisable at the date of death.

                  b. If a Continuing Rockwell Participant, a Continuing USA Participant, a Continuing Boeing Participant, a Continuing Meritor Participant, a Continuing Conexant Participant, a Continuing Jazz Participant, a Continuing Skyworks Participant, or a Continuing Mindspeed Participant who (or whose permitted transferee) holds outstanding Options retires under a retirement plan of Rockwell, USA, Boeing North American, Boeing, Meritor, Conexant, Jazz, Skyworks, the Corporation or any of their respective subsidiaries, as the case may be, at any time after a portion thereof has become exercisable, the Options not theretofore exercised may be exercised from and after the date upon which they are first exercisable under the terms thereof for a period of five years from the date of retirement (or until the expiration date specified in the Conexant Option from which the Option is derived, if earlier) even if any of them was not exercisable at the date of retirement, except that Options derived from Conexant Options derived from Rockwell Options granted prior to November 30, 1994 may be exercised for such period, not to exceed three years, from the date of retirement as specified in the Rockwell Option from which the Conexant Option from which the Option is derived (or until the expiration date specified in such Rockwell Option, if earlier) and only to the extent the grantee thereof (or permitted transferee) was entitled to exercise the Options at the time of such retirement.

                  c. If a Non-Employee Director who holds outstanding Options retires as a director of Rockwell after attaining age 72 or completing ten years of services as a director of Rockwell, whether or not any portion of those Options was exercisable at the date of retirement, the Options not theretofore exercised may be exercised from and after the date upon which they are first exercisable under the terms thereof for a period of five years from the date of retirement (or until the expiration date specified in the Rockwell Option from which the Conexant Option and, subsequently, the Option are derived, if earlier) even if any of them was not exercisable at the date of retirement.

                  d. If the employment by Rockwell or any of its subsidiaries of a Continuing Rockwell Participant, the employment by USA of a Continuing USA Participant, the employment by Boeing North American, Boeing or any of their respective subsidiaries of a Continuing Boeing Participant, the employment by Meritor or any of its subsidiaries of a Continuing Meritor Participant, the employment by Conexant or any of its subsidiaries of a Continuing Conexant Participant, the employment by Jazz or any of its subsidiaries of a Continuing

         Jazz Participant, the employment by Skyworks or any of its subsidiaries of a Continuing Skyworks Participant, or the employment by the Corporation or any of its subsidiaries of a Continuing Mindspeed Participant who (or whose permitted transferee) holds any outstanding Options is terminated for any reason other than death or retirement under a retirement plan of Rockwell, USA, Boeing North American, Boeing, Meritor, Conexant, Jazz, Skyworks, the Corporation or any of their respective subsidiaries, the Options not theretofore exercised may be exercised only within 90 days after the termination of such employment (or until the expiration date specified in the Conexant Option from which the Option is derived if earlier) and only to the extent the grantee thereof (or a permitted transferee) was entitled to exercise the Options at the time of termination of such employment, unless and except to the extent the Committee may otherwise determine; provided, however, that the Committee shall not in any event permit a longer period of exercise than would have been applicable had the provisions of paragraph b, above been applicable.

                  e. Options held by a Former Conexant Participant may be exercised only until the date the corresponding Conexant Option from which the Option is derived may be exercised.

                  4. Amendment and Termination. The Committee shall have the power in its discretion to amend, suspend or terminate this Sub-Plan A or Options subject hereto at any time except that, subject to the provisions of
Section 7 of the Plan, (a) without the consent of the person affected, no such action shall cancel or reduce an outstanding Option subject hereto other than as provided for or contemplated in the agreement evidencing the Rockwell Option from which the Conexant Option and, subsequently, the Option are derived, and
(b) without the approval of the shareholders of the Corporation, the Committee may not reduce the exercise price of any Option subject hereto.

                  5. Miscellaneous.

                  a. Notwithstanding any other provision of the Plan or this Sub-Plan A, if a Change of Control shall occur, the Options outstanding pursuant to this Sub-Plan A shall forthwith become fully exercisable whether or not otherwise then exercisable.

                  b. Unless otherwise determined by the Committee or provided in an agreement between any Participant and his or her employer, for purposes of this Sub-Plan A, a Participant on authorized leave of absence will be considered as being in the employ of Rockwell, USA, Boeing North American, Boeing, Meritor, Conexant, Jazz, Skyworks, the Corporation or any of their respective subsidiaries, as the case may be.

                          MINDSPEED TECHNOLOGIES, INC.
                             2003 STOCK OPTION PLAN

                                   SUB-PLAN B
             (CONEXANT SYSTEMS, INC. 1999 LONG-TERM INCENTIVES PLAN;
              CONEXANT SYSTEMS, INC. 2000 NON-QUALIFIED STOCK PLAN;
                CONEXANT SYSTEMS, INC. DIRECTORS STOCK PLAN; AND
           APPLIED TELECOM, INC. 2000 NON-QUALIFIED STOCK OPTION PLAN)

         1. General. The additional terms and conditions detailed below are to be read in conjunction with the terms and conditions of the Mindspeed Technologies, Inc. 2003 Stock Option Plan (the "Plan"). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Plan. These additional terms and conditions apply only to Options derived from Conexant Options outstanding as of the close of business on the Distribution Date under the Conexant Systems, Inc. 1999 Long-Term Incentives Plan, the Conexant Systems, Inc. 2000 Non-Qualified Stock Plan, the Conexant Systems, Inc. Directors Stock Plan or the Applied Telecom, Inc. 2000 Non-Qualified Stock Option Plan. The terms and conditions of the Plan, as amended from time to time, shall, together with the terms and conditions of this Sub-Plan B, govern the Options derived from such Conexant Options, and unless the context dictates otherwise, all references herein to this Sub-Plan B shall include the terms and conditions of the Plan. In the event of any conflict between the terms and conditions of the Plan and the terms and conditions of this Sub-Plan B, the terms and conditions of this Sub-Plan B shall control in a manner consistent with Section 1 of the Plan.

         2. Definitions. For purposes of this Sub-Plan B, the following terms shall have the meanings set forth below:

         a. Award Agreement. An agreement setting forth the terms and conditions applicable to an Option under this Sub-Plan B, including, to the extent a separate agreement is not executed by the Corporation, any such agreement governing the Conexant Option from which such Option is derived.

         b. Cause. For purposes of the Options derived from Conexant Options granted under the Conexant Systems, Inc. 1999 Long-Term Incentives
            Plan:

                  (i) a felony conviction of a Participant;

                  (ii) the commission by a Participant of an act of fraud or embezzlement against Conexant, Jazz, Skyworks, the Corporation and/or any of their respective Subsidiaries;

                  (iii) willful misconduct or gross negligence materially
            detrimental to Conexant, Jazz, Skyworks, the Corporation and/or any of their respective Subsidiaries;

                  (iv) the Participant's continued failure to implement
            reasonable requests or directions received in the course of his or her employment;

                  (v) the Participant's wrongful dissemination or use of
            confidential or proprietary information; or

                  (vi) the intentional and habitual neglect by the Participant of his or her duties to Conexant, Jazz, Skyworks, the Corporation and/or any of their respective Subsidiaries.

         c. Change of Control. As defined in Section 3 of this Sub-Plan B.

         d. Conexant Director. A non-employee or former non-employee director of Conexant on the Distribution Date (other than a person who was director of the Corporation but not also a director of Conexant).

         e. Participant. Any person who as of the close of business on the Distribution Date held Conexant Options under the Conexant Systems, Inc. 1999 Long-Term Incentives Plan, the Conexant Systems, Inc. 2000 Non-Qualified Stock Plan, the Conexant Systems, Inc. Directors Stock Plan and/or the Applied Telecom, Inc. 2000 Non-Qualified Stock Option Plan and (i) who as of the close of business on the Conexant Distribution Date remained or became an employee of Conexant or any of its subsidiaries (a "Continuing Conexant Participant"), but only for purposes of determining such person's rights with respect to his or her outstanding Options and only so long as such person shall remain an employee of Conexant or any of its subsidiaries; (ii) who held Options expiring on or after August 3, 2002 and who as of the close of business on May 3, 2002 became an employee of Jazz Semiconductor, Inc. ("Jazz") or any of its subsidiaries (a "Continuing Jazz Participant"), but only for purposes of determining such person's right with respect to his or her outstanding Options and only so long as such person shall remain an employee of Jazz or any of its subsidiaries; (iii) who as of the close of business on the Skyworks Distribution Date remained or became an employee of Skyworks or any of its subsidiaries (a "Continuing Skyworks Participant"), but only for purposes of determining such person's rights with respect to his or her outstanding Options and only so long as such person shall remain an employee of Skyworks or any of its subsidiaries; (iv) who as of the close of business on the Distribution Date remained or became an employee of the Corporation or any of its subsidiaries (or a director of the Corporation who was not also a director of Conexant on the Distribution Date) (a "Continuing Mindspeed Participant"), but only for purposes of determining such person's rights with respect to his or her outstanding Options and only so long as such person shall remain an employee of the Corporation or any of its subsidiaries (or a director of the Corporation); (v) who at any time prior to the close of business on the Distribution Date terminated his or her employment with Conexant or any of its subsidiaries (a "Former Conexant Participant"); or (vi) who as of the close of business on the Distribution Date remained a Conexant Director but only for purposes of determining such person's rights with respect to his or her outstanding Options and only so long as such person shall remain a Conexant Director.

         f. Rockwell. Rockwell Automation, Inc. (formerly Rockwell International Corporation), a Delaware corporation.

         g. Skyworks. Skyworks Solutions, Inc. (formerly Alpha Industries, Inc.), a Delaware corporation and successor by merger to Washington Sub, Inc.

         h. Skyworks Distribution Date. The Distribution Date as defined in the Distribution Agreement among Conexant, Washington Sub, Inc., a Delaware corporation, and Skyworks.

         i. Subsidiary. Any corporation or other entity in which Conexant, Jazz, Skyworks or the Corporation, as the case may be, directly or indirectly controls 50% or more of the total combined voting power of all classes of such corporation's stock.

         3. Change of Control

         a. In the event a Change of Control shall occur, then (i) all Options granted on or before December 9, 1999 under the Conexant Systems, Inc. 1999 Long-Term Incentives Plan and (ii) all Options derived from Conexant Options granted under the Conexant Systems, Inc. Directors Stock Plan, that are outstanding under this Sub-Plan B shall forthwith become fully exercisable whether or not otherwise then exercisable.

         b. Change of Control means:

                  (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the outstanding Shares (the

            "Outstanding Shares") or (B) the combined voting power of the outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); provided, however, that for purposes of this subparagraph (i), the following acquisitions shall not constitute a Change of Control: (w) any acquisition directly from the Corporation, (x) any acquisition by the Corporation, (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation, Conexant or any corporation controlled by the Corporation or Conexant or (z) any acquisition pursuant to a transaction which complies with clauses
            (A), (B) and (C) of subsection (iii) of this Section 3(b); or

                  (ii) Individuals who, immediately after the Distribution Date, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to that time whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors; or

                  (iii) Consummation of a reorganization, merger or
            consolidation or sale or other disposition of all or substantially all of the assets of the Corporation or the acquisition of assets of another entity (a "Corporate Transaction"), in each case, unless, following such Corporate Transaction, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Shares and Outstanding Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock and the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Shares and Outstanding Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Corporate Transaction) beneficially owns, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Corporate Transaction and (C) at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors, providing for such Corporate Transaction; or

                  (iv) Approval by the Corporation's shareholders of a complete liquidation or dissolution of the Corporation;

         provided that in no event shall the Distribution constitute a Change of Control, it being understood that the foregoing definition shall take effect immediately after the completion of the Distribution.

         4. Effect of Death or Termination of Employment

         a. If the employment by Conexant or any of its subsidiaries of a Continuing Conexant Participant, the employment by Jazz or any of its subsidiaries of a Continuing Jazz Participant, the employment by Skyworks or any of its subsidiaries of a Continuing Skyworks Participant, the employment by the Corporation or any of its subsidiaries (or the service as a Director) of a Continuing Mindspeed Participant or the service as a director of Conexant of any Conexant Director who (or whose permitted transferee) holds outstanding Options terminates by reason of the death of the Participant, the Options not theretofore exercised may be exercised from and after the date of the death of the Participant for a period of three years (or until the expiration date specified in the Conexant Option from which the Option is derived, if earlier) even if any of them was not exercisable at the date of death.

         b. If the employment by Conexant or any its subsidiaries of a Continuing Conexant Participant, the employment by Jazz or any of its subsidiaries of a Continuing Jazz Participant, the employment by Skyworks or any of its subsidiaries of a Continuing Skyworks Participant or the employment by the Corporation or any of its subsidiaries of a Continuing Mindspeed Participant who (or whose permitted transferee) holds any outstanding Options is terminated for any reason other than death or for cause (or for Cause with respect to Options derived from Conexant Options issued under the Conexant Systems, Inc. 1999 Long-Term Incentives Plan), the Options not theretofore exercised may be exercised only within 90 days after the termination of such employment (or until the expiration date specified in the Conexant Option from which the Option is derived if earlier) and only to the extent the grantee thereof (or a permitted transferee) was entitled to exercise the Options at the time of termination of such employment, unless and except to the extent the Committee may otherwise determine.

         c. In the event the employment of a Continuing Conexant Participant, a Continuing Mindspeed Participant, a Continuing Jazz Participant or a Continuing Skyworks Participant is terminated for cause (or for Cause for purposes of the Conexant Systems, Inc. 1999 Long-Term Incentives Plan), anything else in the Plan or the Award Agreement to the contrary notwithstanding, all unexercised or unearned Options granted to the Participant shall immediately terminate and be forfeited.

         d. If a Conexant Director who holds outstanding Options retires as a director of Conexant after attaining age 72 or completing ten years of services as a director of Conexant whether or not any portion of those Options was exercisable at the date of retirement, the Options not theretofore exercised may be exercised from and after the date upon which they are first exercisable under the terms thereof for a period of five years from the date of retirement (or until the expiration date specified in the Conexant Option from which the Option is derived, if earlier) even if any of them was not exercisable at the date of retirement.

         e. If a Conexant Director ceases to be a Conexant Director while holding unexercised Options, such Options are then void, except in the case of
(i) death, (ii) disability, (iii) retirement after attaining age 72 or completing ten years service as a Conexant Director, as the case may be, or (iv) resignation from the Board of Directors of Conexant for reasons of the antitrust laws, compliance with Conexant's or the Corporation's conflict of interest policies or other circumstances that the Committee may determine as serving the best interests of Conexant or the Corporation.

         f. If a Continuing Mindspeed Participant who was a Director but not also a director of Conexant on the Distribution Date who (or whose permitted transferee) holds outstanding Mindspeed Options retires as a director of the Corporation after attaining age 72 or completing an aggregate of ten years of service as a director of Conexant and of the Corporation whether or not any portion of those Options was exercisable at the date of retirement, the Options not theretofore exercised may be exercised from and after the date upon which they are first exercisable under the terms thereof for a period of five years from the date of retirement (or until the expiration date specified in the Conexant Option from which the Option is derived, if earlier) even if any of them was not exercisable at the date of retirement.

         g. If a Continuing Mindspeed Participant who was a Director but not also a director of Conexant on the Distribution Date ceases to be a Director while holding unexercised Options, such Options are then void, except in the case of (i) death, (ii) disability, (iii) retirement after attaining age 72 or completing ten years service as a

Director, as the case may be, or (iv) resignation from the Board of Directors for reasons of the antitrust laws, compliance with the Corporation's conflict of interest policies or other circumstances that the Committee may determine as serving the best interests of the Corporation.

         h. Options held by a Former Conexant Participant may be exercised only until the date the corresponding Conexant Option from which the Option is derived may be exercised.

         i. The provisions of subsection (a), (b) and (c) may be modified to the extent deemed advisable by the Committee with respect to non-employees providing consulting, contracting or other services to Conexant, Jazz, Skyworks, the Corporation, or any of their respective subsidiaries.

         j. For purposes of this Sub-Plan B, (i) a transfer of an employee from Conexant, Skyworks, Jazz or the Corporation to any of their respective subsidiaries or affiliates, whether or not incorporated, or vice versa, or from one such subsidiary or affiliate of such entity to another, and (ii) a leave of absence, duly authorized in writing by Conexant, Skyworks, Jazz or the Corporation, as applicable, shall not be deemed a termination of employment.

         5. Amendment and Termination.

         a. The Board of Directors may at any time amend, suspend or discontinue this Sub-Plan B, in whole or in part. The Committee may at any time alter or amend any or all Award Agreements to the extent permitted by law; provided, however, that no such alteration or amendment shall impair the rights of any holder of an Option without the holder's consent; provided, further, that this sentence shall not apply to Options derived from Conexant Options issued under the Conexant Systems, Inc. Directors Stock Plan.

         b. Notwithstanding the foregoing, no such action may, without approval of the shareholders of the Corporation, (i) for Options derived from Conexant Options issued under the Conexant Systems, Inc. 1999 Long-Term Incentives Plan, increase the number of Shares with respect to which Awards may be granted or reduce the exercise price of any Option below Fair Market Value on the date of grant and (ii) for Options derived from Conexant Options issued under the Conexant Systems, Inc. Directors Stock Plan, (A) materially increase the maximum number of Shares available for delivery upon exercise of such Options under this Sub-Plan B (other than permitted adjustments), (B) materially increase the benefits accruing to Participants under this Sub-Plan B or (C) materially modify the requirements as to eligibility for participation in this Sub-Plan B.

         6. Miscellaneous.

         a. Unfunded Plan. The Plan shall be unfunded. No provision of this Sub-Plan B or any Award Agreement shall require the Corporation or any of its Subsidiaries, for the purpose of satisfying any obligations under this Sub-Plan B, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Corporation or any of its Subsidiaries be required to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under this Sub-Plan B other than as unsecured general creditors of the Corporation or any of its Subsidiaries, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under generally applicable law.

         b. Limits of Liability. Any liability of the Corporation or any of its Subsidiaries to any Participant with respect to an Award shall be based solely upon contractual obligations created by this Sub-Plan B and the Award Agreement. None of the Corporation or any of its Subsidiaries, any member of the Board of Directors or of the Committee, or any other person participating in any determination of any question under this Sub-Plan B, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken, or not taken, in good faith under this Sub-Plan B.

         c. Compliance with Laws. Notwithstanding anything contained herein or in any Award Agreement to the contrary, the Corporation shall not be required to sell or issue Shares hereunder or thereunder if the issuance thereof would constitute a violation by the Participant or the Corporation of any provisions of any law or regulation of any governmental authority or any national securities exchange; and as a condition of any sale or issuance the Corporation may require such agreements or undertakings, if any, as the Corporation may deem necessary or advisable to assure compliance with any such law or regulation.

                          MINDSPEED TECHNOLOGIES, INC.
                             2003 STOCK OPTION PLAN

                                   SUB-PLAN C
                 (HOTRAIL, INC. 1997 EQUITY INCENTIVE PLAN; AND
                         HOTRAIL, INC. 2000 EQUITY PLAN)

                  1. General. The additional terms and conditions detailed below are to be read in conjunction with the terms and conditions of the Mindspeed Technologies, Inc. 2003 Stock Option Plan (the "Plan"). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Plan. These additional terms and conditions apply only to Options derived from Conexant Options outstanding as of the close of business on the Distribution Date under the Hotrail, Inc. 1997 Equity Incentive Plan or the Hotrail, Inc. 2000 Equity Plan. The terms and conditions of the Plan, as amended from time to time, shall, together with the terms and conditions set out in this Sub-Plan C, govern the Options derived from such Conexant Options, and unless the context dictates otherwise, all references herein to this Sub-Plan C shall include the terms and conditions of the Plan. In the event of any conflict between the terms and conditions of the Plan and the terms and conditions of this Sub-Plan C, the terms and conditions of this Sub-Plan C shall control in a manner consistent with Section 1 of the Plan.

                  2. Definitions. For purposes of this Sub-Plan C, the following terms shall have the meanings set forth below:

                  a. Award Agreement. With respect to each Option, the signed written agreement setting forth the terms and conditions of the Option under this Sub-Plan C, including, to the extent a separate agreement is not executed by the Corporation, any such agreement governing the Conexant Option from which such Option is derived.

                  b. Cause. Termination because of (a) any willful material violation by the Continuing Mindspeed Participant of any law or regulation applicable to the business of the Corporation or any of its subsidiaries, the Continuing Mindspeed Participant's conviction for, or guilty plea to, a felony or a crime involving moral turpitude, any willful perpetration by the Continuing Mindspeed Participant of a common law fraud or any unlawful use by the Continuing Mindspeed Participant of drugs or other controlled substances, (b) the Continuing Mindspeed Participant's commission of an act of personal dishonesty which involves personal profit in connection with the Corporation or any of its subsidiaries or any other entity having a business relationship with the Corporation or any of its subsidiaries, (c) any material breach by the Continuing

         Mindspeed Participant of any material provision of any agreement or understanding between the Corporation or any of its subsidiaries and the Continuing Mindspeed Participant regarding the terms of the Continuing Mindspeed Participant's service as an employee, director, consultant, independent contractor or adviser to the Corporation or any of its subsidiaries, including without limitation, the willful and continued failure or refusal of the Continuing Mindspeed Participant to perform the material duties required of such Continuing Mindspeed Participant as an employee, director, consultant, independent contractor or adviser of the Corporation or any of its subsidiaries other than as a result of having a Disability, or a breach of any applicable invention assignment and confidentiality agreement or similar agreement between the Corporation or any of its subsidiaries and the Continuing Mindspeed Participant, (d) the Continuing Mindspeed Participant's intentional disregard of the policies of the Corporation or any of its subsidiaries so as to cause loss, damage or injury to the property, reputation or employees of the Corporation or any of its subsidiaries, or (e) any other misconduct by the Continuing Mindspeed Participant which is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Corporation or any of its subsidiaries.

                  c. Disability. A disability, whether temporary or permanent, partial or total, as determined by the Committee.

                  d. Exercise Price. The price at which a holder of an Option may purchase the Shares issuable upon exercise thereof.

                  e. Participant. Any person who as of the close of business on the Distribution Date held Conexant Options under the Hotrail, Inc. 1997 Equity Incentive Plan and/or the Hotrail, Inc. 2000 Equity Plan and (i) who at any time prior to the close of business on the Distribution Date terminated his or her employment with Conexant or any of its subsidiaries (a "Former Conexant Participant") or (ii) who then remained or became an employee of the Corporation or any of its subsidiaries (a "Continuing Mindspeed Participant"), but only for purposes of determining such person's rights with respect to his or her outstanding Options and only so long as such person shall remain an employee of the Corporation or any of its subsidiaries.

                  f. SEC. The Securities and Exchange Commission.

                  g. Service Provider. An employee, officer, director, independent contractor or consultant of the Corporation or any of its subsidiaries (including, prior to the Distribution, Conexant or any of its subsidiaries).

                  h. Termination or Terminated. For purposes of this Sub-Plan C, with respect to a Continuing Mindspeed Participant, that the Continuing Mindspeed Participant has for any reason ceased to provide services as a Service Provider. A Continuing Mindspeed Participant will not be deemed to have ceased to provide services in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence approved by the Conexant Compensation Committee, provided that such leave is for a period of not more than 90 days unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to formal policy adopted from time to time by the Corporation or any of its subsidiaries and issued and promulgated in writing. In the case of any Continuing Mindspeed Participant on (a) sick leave, (b) military leave, or (c) an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Option while on leave from the employ of the Corporation or any of its subsidiaries as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Award Agreement. The Committee will have sole discretion to determine whether a Continuing Mindspeed Participant has ceased to provide services and the effective date on which the Continuing Mindspeed Participant ceased to provide services (the "Termination Date").

                  i. Unvested Shares. As defined in the Award Agreement.

                  j. Vested Shares. As defined in the Award Agreement.

                  3. Options.

                  a. Exercise Period. Options may be exercisable immediately or may be exercisable within the times or upon the events determined by the Committee as set forth in the Award Agreement governing the Options; provided, however, that no Option will be exercisable after the expiration of ten years from the date the Option is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

                  b. Termination. Subject to earlier termination provisions contained in this Sub-Plan C and notwithstanding the exercise periods set forth in the Award Agreement, exercise of an Option will always be subject to the following:

                  (i) If the Continuing Mindspeed Participant is Terminated for any reason except death, Disability or for Cause, then the Continuing Mindspeed Participant may exercise such Continuing Mindspeed Participant's Options only to the extent that such Options are exercisable upon the Termination Date no later than three months after the Termination Date (or such shorter time period, not less than 30 days, as may be specified in the Award Agreement) or such longer time period not exceeding five years after the Termination Date as may be determined by the Committee, but in any event, no later than the expiration date of the Options.

                  (ii) If the Continuing Mindspeed Participant is Terminated because of the Continuing Mindspeed Participant's death or Disability (or the Continuing Mindspeed Participant dies within three months after a Termination other than because of the Continuing Mindspeed Participant's Disability or for Cause), then the Continuing Mindspeed Participant's Options may be exercised only to the extent that such Options are exercisable by the Continuing Mindspeed Participant on the Termination Date and must be exercised by the Continuing Mindspeed Participant (or the Continuing Mindspeed Participant's legal representative or authorized assignee) no later than twelve months after the Termination Date (or such shorter time period, not less than six months, or longer time period not exceeding five years after the Termination Date, as may be determined by the Committee and specified in the Award Agreement), but in any event no later than the expiration date of the Options.

                  (iii) If the Continuing Mindspeed Participant is terminated for Cause, then the Continuing Mindspeed Participant's Options shall expire on such Continuing Mindspeed Participant's Termination Date, or at such later time and on such conditions as are determined by the Committee.

                  (iv) Options held by a Former Conexant Participant may be exercised only until the date the corresponding Conexant Option from which the Option is derived may be exercised.

                  c. Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. The Committee may reduce the Exercise Price of outstanding Options without the consent of the Participants affected by a written notice to them.

                  4. Corporate Transactions.

                  a. Assumption or Replacement of Options. In the event of:

                  (i) a dissolution or liquidation of the Corporation;

                  (ii) a merger or consolidation in which the Corporation is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Corporation in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Corporation or their relative stock holdings and the Options granted under this Sub-Plan C are assumed, converted or replaced by the successor corporation, which assumption, conversion or replacement will be binding on all Participants);

                  (iii) a merger in which the Corporation is the surviving corporation but after which the shareholders of the Corporation immediately prior to such merger (other than any shareholder which merges with the Corporation in such merger, or which owns or controls another corporation which merges with the Corporation in such merger) cease to own at least 90% of their shares or other equity interests in the Corporation;

                  (iv) the sale of all or substantially all of the assets of the Corporation; or

                  (v) the sale by the shareholders of the Corporation of at least 90% of the outstanding shares of capital stock of the Corporation in one transaction or series of related transactions;

then, any or all outstanding Options may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Options or provide substantially similar consideration to such Participants as was provided to shareholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Corporation held by such Participant, substantially similar shares or other property subject to repurchase restrictions and other provisions no less favorable to the Participant than those which applied to such outstanding Shares immediately prior to such transaction described in this Section 4. In the event such successor corporation (if any) refuses to assume or substitute Options, as provided above, pursuant to a transaction described in this Section 4, then notwithstanding any other provision in this Sub-Plan C to the contrary, the vesting of such Options will accelerate and the Options will vest and become exercisable as to one (1) year in addition to the amount of vesting that would have been applicable in the absence of such accelerated vesting, which vesting shall accelerate prior to the consummation of such transaction at such times and on such conditions as the Committee determines, and if such Options are not exercised in full prior to the consummation of such transaction, they will expire as to the unexercised portion on the occurrence of such transaction at such time and on such conditions as the Committee will determine.

                  b. Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 4, in the event of the occurrence of any transaction described in Section 4(a), any outstanding Awards will be treated as provided in the applicable agreement entered into by the Corporation in connection therewith or the plan of merger, consolidation, dissolution or liquidation relating thereto.

                  5. Term of Plan. Unless earlier terminated as provided herein, this Sub-Plan C will terminate (i) with regard to Options derived from Conexant Options granted under the Hotrail, Inc. 1997 Equity Incentive Plan, on July 10, 2007 and (ii) with regard to Options derived from Conexant Options granted under the Hotrail, Inc. 2000 Equity Plan, on April 19, 2010; provided that this Sub-Plan may terminate earlier upon the approval of the Board of Directors.

                          MINDSPEED TECHNOLOGIES, INC.
                             2003 STOCK OPTION PLAN

                                   SUB-PLAN D
              (HYPERXS COMMUNICATIONS, INC. 2000 STOCK OPTION PLAN)

                  1. General. The additional terms and conditions detailed below are to be read in conjunction with the terms and conditions of the Mindspeed Technologies, Inc. 2003 Stock Option Plan (the "Plan"). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Plan. These additional terms and conditions apply only to Options derived from Conexant Options outstanding as of the close of business on the Distribution Date under the HyperXS Communications, Inc. 2000 Stock Option Plan. The terms and conditions of the Plan, as amended from time to time, shall, together with the terms and conditions set out in this Sub-Plan D, govern the Options derived from such Conexant Options, and unless the context dictates otherwise, all references herein to this Sub-Plan D shall include the terms and conditions of the Plan. In the event of any conflict between the terms and conditions of the Plan and the terms and conditions of this Sub-Plan D, the terms and conditions of this Sub-Plan D shall control in a manner consistent with Section 1 of the Plan.

                  2. Definitions. For purposes of this Sub-Plan D, the following terms shall have the meanings set forth below:

                  a. Closing Date. February 26, 2001.

                  b. Consultant. Any independent contractor retained to perform services for Conexant or any of its Subsidiaries.

                  c. Continuous Employment. The absence of any interruption or termination of service as an Employee, Director or Consultant by Conexant or any Subsidiary of Conexant (including, prior to its acquisition by Conexant, HyperXS Communications, Inc.). Continuous Employment shall not be considered interrupted during any period of (i) any leave of absence approved by Conexant or (ii) transfers between locations of Conexant or between Conexant or any Subsidiary of Conexant. A leave of absence approved by Conexant shall include sick leave, military leave or any other personal leave approved by an authorized representative of Conexant.

                  d. Employee. Any person, including officers (whether or not they are Directors), employed by Conexant or any of its Subsidiaries.

                  e. Option Agreement. A written agreement between the Corporation and the Participant regarding the grant and exercise of Options to purchase Shares and the terms and conditions thereof as determined by the Committee pursuant to this Sub-Plan D, including to the extent a separate agreement is not executed by the Corporation, any such agreement governing the Conexant Option from which such Option is derived.

                  f. Optioned Shares. The Shares subject to an Option.

                  g. Participant. Any person who as of the close of business on the Distribution Date held Conexant Options under the HyperXS Communications, Inc. 2000 Stock Option Plan and (i) who at any time prior to the close of business on the Distribution Date terminated his or her employment with Conexant or any of its Subsidiaries (a "Former Conexant Participant") or (ii) who then remained or became an employee of Conexant or any of its Subsidiaries (a "Continuing Conexant Participant"), but only for purposes of determining such person's rights with respect to his or her outstanding Options and only so long as such person shall remain an employee of Conexant or any of its Subsidiaries.

                  h. Subsidiary. A subsidiary corporation, whether now or hereafter existing, as defined in Section 424(f) of the Code.

                  i. Termination of Service. (a) In the case of an Employee, a cessation of the employee-employer relationship between an Employee and Conexant or a Subsidiary of Conexant for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, disability, or the disaffiliation of a Subsidiary, but excluding any such termination where there is a simultaneous reemployment by Conexant or a Subsidiary of Conexant; and (b) in the case of a Consultant, a cessation of the service relationship between a Consultant and Conexant or a Subsidiary of Conexant for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, disability, or the disaffiliation of a Subsidiary, but excluding any such termination where there is a simultaneous re-engagement of the Consultant by Conexant or a Subsidiary of Conexant.

                  3. Term. This Sub-Plan D shall continue in effect until May 31, 2010 unless sooner terminated under Section 8 of this Sub-Plan D.

                  4. Term of Option. Unless the Committee determines otherwise, the term of each Option granted under this Sub-Plan D shall be ten (10) years from the grant date of the Conexant Option from which the Option is derived. The term of the Option is as set forth in the Option Agreement. No Option shall be exercisable after the expiration of ten (10) years from the grant date of the Conexant Option from which the Option is derived.

                  5. Exercise of Option.

                  a. Vesting Period. Any Option granted hereunder shall be exercisable at such times and under such conditions specified in the Option Agreement evidencing the Option. Unless the Option Agreement specifically provides otherwise, each Option shall vest and become exercisable with respect to one-fourth (1/4) of the Optioned Shares on the first anniversary of the commencement of a Participant's Continuous Employment and shall vest with an additional one thirty-sixth (1/36) of the other Optioned Shares each month thereafter. An Option may not be exercised for fractional shares.

                  b. Termination of Status as Employee or Consultant. Except as provided in Section 5(c) or (d), if a Continuing Conexant Participant shall cease to be an Employee or Consultant for any reason, he or she may, but only at any time(s) within ninety (90) days (or such other period of time as is determined by the Committee) after the date of such cessation, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such cessation, subject to the condition that no Option shall be exercised after the expiration of the Option period.

                  c. Disability of Participant. If a Continuing Conexant Participant shall cease to be an Employee or Consultant due to his or her being disabled (as defined for purposes of Section 422 of the Code), he or she may, but only at any time(s) within twelve (12) months (or such other period of time as is determined by the Committee) after the date of such cessation, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such cessation, subject to the condition that no Option shall be exercised after the expiration of the Option period.

                  d. Death of Participant. In the event of the death during the Option period of a Continuing Conexant Participant who is, at the time of his or her death, an Employee or Consultant, his or her Option may be exercised, but only at any time(s) within twelve (12) months (or such other period of time as is determined by the Committee) following the date of such death, by the Continuing Conexant Participant's estate or by a person who acquired the right to exercise the Option by bequest, inheritance or otherwise as a result of the Continuing Conexant Participant's death, but only to the extent that the Continuing Conexant Participant was entitled to exercise it at the time of his or her death, subject to the condition that no Option shall be exercised after the expiration of the Option period.

                  e. Former Conexant Participant. Options held by a Former Conexant Participant may be exercised only until the date the corresponding Conexant Option from which the Option is derived may be exercised.

                  6. Transfer of Options. The Committee may, in its discretion, upon request of a Participant amend an Option to permit transfer by such Participant to (i) the spouse, children or grandchildren of the Participant ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which such Immediate Family Members are the only partners, or (iv) any other entity affiliated with the Participant that may be approved by the Committee, provided that (x) there may be no consideration for any such transfer, (y) the Option Agreement pursuant to which such Options are granted, and any amendment thereto, must be approved by the Committee, and must expressly provide, for transferability in a manner consistent with this Section 6, and (z) subsequent transfers of transferred Options shall be prohibited except those in accordance with this Section 6. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term Participant shall be deemed to refer to the transferee. The events of termination of service of Section 5 hereof or in the Option Agreement shall continue to be applied with respect to the original Participant, following which the Options shall be exercisable by the transferee only to the extent, and for the periods specified in the Option Agreement or Section 5, as applicable. Except as specifically provided above, an Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Participant, only by the Participant.

                  7. Adjustments Upon Changes in Capitalization.

                  a. In the event of any change in the outstanding Shares by reason of a stock dividend or split, recapitalization, reclassification, merger or consolidation (whether or not the Corporation is a surviving corporation), reorganization, combination or exchange of shares or other similar corporate changes or an extraordinary dividend in cash, securities or other property, the Board of Directors shall make or take such amendments to this Sub-Plan D and outstanding Options and Option Agreements and such adjustments and actions hereunder and thereunder as it deems appropriate, in its sole discretion, under the circumstances, and its determination in that respect shall be final and binding. Such amendments, adjustments and actions may include, but are not limited to, changes in the number of Shares (or other securities) then remaining subject to this Sub-Plan D, and the maximum number of shares that may be delivered to any single Participant pursuant to this Sub-Plan D, including those that are covered by outstanding Options, so that upon such adjustment, the number of Shares shall: (i) in the event of an increase in the number of outstanding shares, be proportionately increased and the price for each share covered by an outstanding Option shall be proportionately reduced; and (ii) in the event of a reduction in the number of outstanding shares, be proportionately reduced and the price for each share covered by an outstanding Option shall be proportionately increased. No fractional interests will be issued under this Sub-Plan D resulting from any adjustments.

                  b. The Committee shall in its discretion make any further adjustments as it deems necessary to ensure equitable treatment of any holder of an Option as the result of any transaction affecting the securities subject to this Sub-Plan D not described in subsection (a), or as is required or authorized under the terms of any applicable Option Agreement.

                  c. The existence of this Sub-Plan D and the Options granted hereunder shall not affect or restrict in any way the right or power of the Board of Directors or the shareholders of the Corporation to make or authorize any adjustment, recapitalization, reorganization or other change in its capital structure or its business, any merger or consolidation of the Corporation, any issue of bonds, debentures, preferred or prior preference stock or other securities ahead of or affecting the Shares or the rights thereof, the dissolution or liquidation of the Corporation or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

                  8. Amendment and Termination of the Plan. The Board of Directors, upon the recommendation of the Committee, may amend or terminate this Sub-Plan D from time to time in such respects as the Board of Directors and the Committee may deem advisable; provided, however, that any such amendment shall comply with all applicable laws and stock exchange listing requirements. Any such amendment or termination of this Sub-Plan D shall not affect Options already granted, and such Options shall remain in full force and effect as if this Sub-Plan D had not been amended or terminated.

                  9. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an Option granted under this Sub-Plan D unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance. As a condition to the exercise of an Option, the Corporation may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Corporation, such a representation is required by any of the aforementioned relevant provisions of law.

                  10. Reservation of Shares. During the term of this Sub-Plan D, the Corporation will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of this Sub-Plan D. The inability of the Corporation to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Corporation's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Corporation of any liability in respect of the nonissuance or sale of such Shares as to which such requisite authority shall not have been obtained.

                          MINDSPEED TECHNOLOGIES, INC.
                             2003 STOCK OPTION PLAN

                                   SUB-PLAN E
                  (ISTARI DESIGN, INC. 1997 STOCK OPTION PLAN)

                  1. General. The additional terms and conditions detailed below are to be read in conjunction with the terms and conditions of the Mindspeed Technologies, Inc. 2003 Stock Option Plan (the "Plan"). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Plan. These additional terms and conditions apply only to Options derived from Conexant Options outstanding as of the close of business on the Distribution Date under the Istari Design, Inc. 1997 Stock Option Plan. The terms and conditions of the Plan, as amended from time to time, shall, together with the terms and conditions of this Sub-Plan E, govern the Options derived from such Conexant Options, and unless the context dictates otherwise, all references herein to this Sub-Plan E shall include the terms and conditions of the Plan. In the event of any conflict between the terms and conditions of the Plan and the terms and conditions of this Sub-Plan E, the terms and conditions of this Sub-Plan E shall control in a manner consistent with Section 1 of the Plan.

                  2. Definitions. For the purpose of this Sub-Plan E, the following terms shall have the meanings set forth below:

                  a. Affiliate. Any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e)and (f) respectively, of the Code.

                  b. Continuous Status As An Employee, Director Or Consultant. Service of an individual to Conexant or any subsidiary of Conexant (including, prior to its acquisition by Conexant, Istari Design, Inc.), whether as an Employee, Director or Consultant, that is not interrupted or terminated. Conexant may determine, in that party's sole discretion, whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by Conexant, including sick leave, military leave, or any other personal leave; or (ii) transfers between Conexant or any subsidiary or Affiliate of Conexant or their respective successors.

                  c. Option Agreement. A written agreement between the Corporation and a Participant evidencing the terms and conditions of an individual Option grant, including, to the extent a separate agreement is not executed by the Corporation, any such agreement governing the Conexant Option from which such Option is derived.

                  d. Participant. Any person who as of the close of business on the Distribution Date held Conexant Options under the Istari Design, Inc. 1997 Stock Option Plan and (i) who at any time prior to the close of business on the Distribution Date terminated his or her employment with Conexant or any of its subsidiaries (a "Former Conexant Participant") or (ii) who then remained or became an employee of Conexant or any of its subsidiaries (a "Continuing Conexant Participant"), but only for purposes of determining such person's rights with respect to his or her outstanding Options and only so long as such person shall remain an employee of Conexant or any of its subsidiaries.

                  3. Option Provisions. No Option shall be exercisable after the expiration of ten (10) years from the date the Conexant Option from which it was derived was granted.

                  4. Transferability. The Participant to whom the Option is granted may, by delivering written notice to the Corporation, in a form satisfactory to the Corporation, designate a third party who, in the event of the death of the Participant, shall thereafter be entitled to exercise the Option.

                  5. Vesting. The total number of Shares subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the Shares allotted to that period, and may be exercised with respect to some or all of the Shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised as the Board of Directors may deem appropriate. The vesting provisions of individual Options may vary but in each case will provide for vesting of at least twenty percent (20%) per year of the total number of Shares subject to the Option.

                  6. Securities Law Compliance. The Corporation may require any Participant, or any person to whom an Option is transferred under Section 5 of this Sub-Plan E, as a condition of exercising any such Option, to provide such representations, written assurances or information which the Corporation shall determine is necessary, desirable or appropriate to comply with applicable securities and other laws as a condition of granting an Option to such Participant or permitting the Participant to exercise such Option. The Corporation may, upon advice of counsel to the Corporation, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Shares.

                  7. Termination of a Participant. In the event the Continuing Conexant Participant's employment with Conexant or any of its subsidiaries terminates (other than upon the Continuing Conexant Participant's death or disability), the Continuing Conexant Participant may exercise his or her Option (to the extent that the Continuing Conexant Participant was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Continuing Conexant Participant's employment, or such longer or shorter period (which shall not be less than thirty (30) days, unless such termination is for cause) specified in the Option Agreement, or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Continuing Conexant Participant is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the status of authorized but unissued Shares. If, after termination, the Continuing Conexant Participant does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to the status of authorized but unissued Shares.

                  8. Disability of Participant. In the event the Continuing Conexant Participant's employment with Conexant or any of its subsidiaries terminates as a result of the Continuing Conexant Participant's disability, the Continuing Conexant Participant may exercise his or her Option (to the extent that the Continuing Conexant Participant was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period, which in no event shall be less than six (6) months, specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Continuing Conexant Participant is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the status of authorized but unissued Shares. If, after termination, the Continuing Conexant Participant does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to the status of authorized but unissued Shares.

                  9. Death of Participant. In the event of the Continuing Conexant Participant's death during, or within a period specified in the Option Agreement after termination of, the Continuing Conexant Participant's employment with Conexant or any of its subsidiaries, the Option may be exercised (to the extent the Continuing Conexant Participant was entitled to exercise the Option as of the date of death) by the Continuing Conexant Participant's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Continuing Conexant Participant's death pursuant to Section 5, but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period, which in no event shall be less than six (6) months, specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Continuing Conexant Participant was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the status of authorized but unissued Shares. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to the status of authorized but unissued Shares.

                  10. Former Conexant Participant. Options held by a Former Conexant Participant may be exercised only until the date the corresponding Conexant Option from which the Option is derived may be exercised.

                  11. Miscellaneous. The Board of Directors shall have the power to accelerate the time at which an Option may first be exercised or the time during which an Option or any part thereof will vest pursuant to this Sub-Plan E, notwithstanding the provisions in the Option Agreement stating the time at which it may first be exercised or the time during which it will vest.

                  12. Change of Control.

                  a. In the event of: (1) a dissolution, liquidation, or sale of all or substantially all of the assets of the Corporation; (2) a merger or consolidation in which the Corporation is not the surviving corporation; or (3) a reverse merger in which the Corporation is the surviving corporation but the shares of the Corporation's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then: (i) any surviving or acquiring corporation shall assume Options outstanding under this Sub-Plan E or shall substitute similar options (including an option to acquire the same consideration paid to shareholders in the transaction described in this Section 12 for those outstanding under this Sub-Plan E), or (ii) in the event any surviving or acquiring corporation refuses to assume such Options or to substitute similar options for those outstanding under this Sub-Plan E,
         (A) with respect to Options held by Participants, the vesting of such Options and the time during which such Options may be exercised shall be accelerated prior to such event and the Options terminated if not exercised after such acceleration and at or prior to such event, and
         (B) with respect to any other Options outstanding under this Sub-Plan E, such Options shall be terminated if not exercised prior to such event, provided that in no event shall the Distribution constitute a Change of Control, it being understood that the foregoing definition shall take effect immediately after the completion of the Distribution.

                  13. Amendment of this Sub-Plan E and Options.

                  a. The Board of Directors at any time, and from time to time, may amend this Sub-Plan E. However, except as it may relate to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Corporation to the extent such modification requires shareholder approval in order for this Sub-Plan E to satisfy the requirements of Section 422 of the Code, Rule 16b-3, or applicable requirements for listing with the American Stock Exchange or other stock exchange.

                  b. The Corporation may in its sole discretion submit any other amendment to this Sub-Plan E for shareholder approval, including, but not limited to, amendments to this Sub-Plan E intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

                  c. Rights and obligations under any Option granted before amendment of this Sub-Plan E shall not be impaired by any amendment of this Sub-Plan E unless (i) the Corporation requests the consent of the person to whom the Option was granted and (ii) such person consents in writing.

                  d. The Board of Directors at any time, and from time to time, may amend the terms of any one or more Options; provided, however, that the rights and obligations under any Option shall not be impaired by any such amendment unless (i) the Corporation requests the consent of the person to whom the Option was granted and (ii) such person consents in writing.

                  14. Termination or Suspension of this Sub-Plan E.

                  a. The Board of Directors may suspend or terminate this Sub-Plan E at any time. Unless sooner terminated, this Sub-Plan E shall terminate on April 1, 2007.

                  b. Rights and obligations under any Option granted while this Sub-Plan E is in effect shall not be impaired by suspension or termination of this Sub-Plan E, except with the written consent of the person to whom the Option was granted.

                          MINDSPEED TECHNOLOGIES, INC.
                             2003 Stock Option Plan

                                   SUB-PLAN F
             (MAKER COMMUNICATIONS, INC. 1996 STOCK OPTION PLAN; AND
              MAKER COMMUNICATIONS, INC. 1999 STOCK INCENTIVE PLAN)

         1. General. The additional terms and conditions detailed below are to be read in conjunction with the terms and conditions of the Mindspeed Technologies, Inc. 2003 Stock Option Plan (the "Plan"). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Plan. These additional terms and conditions apply only to Options derived from Conexant Options outstanding as of the close of business on the Distribution Date under the Maker Communications, Inc. 1996 Stock Option Plan or the Maker Communications, Inc. 1999 Stock Incentive Plan. The terms and conditions of the Plan, as amended from time to time, shall, together with the terms and conditions set out in this Sub-Plan F, govern the Options derived from such Conexant Options, and unless the context dictates otherwise, all references herein to this Sub-Plan F shall include the terms and conditions of the Plan. In the event of any conflict between the terms and conditions of the Plan and the terms and conditions of this Sub-Plan F, the terms and conditions of this Sub-Plan F shall control in a manner consistent with Section 1 of the Plan.

         2. Definitions. For purposes of this Sub-Plan F, the following terms shall have the meanings set forth below:

            a. Change in Control. A change in control as defined in Section 7(a) of this Sub-Plan F.

            b. Participant. Any person who as of the close of business on the Distribution Date held Conexant Options under the Maker Communications, Inc. 1996 Stock Option Plan or the Maker Communications, Inc. 1999 Stock Incentive Plan and (i) who at any time prior to the close of business on the Distribution Date terminated his or her employment with Conexant or any of its subsidiaries (a "Former Conexant Participant") or (ii) who then remained or became an employee of the Corporation or any of its subsidiaries (a "Continuing Mindspeed Participant"), but only for purposes of determining such person's rights with respect to his or her outstanding Options and only so long as such person shall remain an employee of the Corporation or any of its subsidiaries.

         3. Shares Subject to this Sub-Plan F. The Shares issuable under this Sub-Plan F shall be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be set forth in the award agreements for the Conexant Option from which the Option is derived.

         4. Exercise of Options. To the extent that an Option is not exercised by a Participant when it becomes initially exercisable, it shall not expire but shall be carried forward and shall be exercisable, on a cumulative basis, until the expiration of the exercise period.

         5. Term of Options; Exercisability.

            a. Term.

                  (i) Except as otherwise provided in this Section 5, an Option granted to any Continuing Mindspeed Participant who ceases to be an employee of the Corporation or any of its subsidiaries shall terminate seven days after the date such Continuing Mindspeed Participant ceases to be an employee of the Corporation or one of its subsidiaries, or on the date on which the Option expires by its terms, whichever occurs first.

                  (ii) If such termination of employment is because of dismissal for cause or because the employee is in breach of any employment agreement, such Option will terminate immediately on the date the Continuing Mindspeed Participant ceases to be an employee of the Corporation or any of its subsidiaries.

                  (iii) If such termination of employment is because the
            Continuing Mindspeed Participant has become permanently disabled (within the meaning of Section 22(e)(3) of the Code), such option shall terminate on the last day of the twelfth month from the date such Continuing Mindspeed Participant ceases to be an employee of the Corporation or any of its subsidiaries, or on the date on which the Option expires by its terms, whichever occurs first.

                  (iv) In the event of the death of any Continuing Mindspeed Participant, any Option granted to such Continuing Mindspeed Participant shall terminate on the last day of the twelfth month from the date of death, or on the date on which the Option expires by its terms, whichever occurs first.

                  (v) Notwithstanding subparagraphs (i), (ii), (iii) and (iv) above, the Committee shall have the authority to extend the expiration date of any outstanding Option in circumstances in which it deems such action to be appropriate, provided that no such extension shall extend the term of an Option beyond the date on which the Option would have expired if no termination of the Participant's employment had occurred.

                  (vi) Options held by a Former Conexant Participant may be exercised only until the date the corresponding Conexant Option from which the Option is derived may be exercised.

            b. Exercisability.

                  (i) An Option granted to a Continuing Mindspeed Participant who ceases to be an employee of the Corporation or any of its subsidiaries for any reason shall be exercisable only to the extent that the right to purchase Shares under such Option has accrued and is vested and is in effect on the date such Participant ceases to be an employee of the Corporation or any of its subsidiaries.

                  (ii) In the event of the death of any Participant, the Option granted to such Participant may be exercised by the estate of such Participant, or by any person or persons who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of such Participant.

         6. Transferability. The right of any Participant to exercise any Option granted to him or her shall not be assignable or transferable by such Participant otherwise than by will or the laws of descent and distribution. Any Option granted under this Sub-Plan F shall be null and void and without effect upon the bankruptcy of the Participant to whom the Option is granted, or upon any attempted assignment or transfer, except as herein provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, divorce, trustee process or similar process, whether legal or equitable, upon such Option.

         7. Change of Control.

            a. In the event that the outstanding Shares are changed into or exchanged for a different number or kind of shares or other securities of the Corporation or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividends payable in capital stock, appropriate adjustment shall be made in the number and kind of shares as to which Options may be granted under the Plan and this Sub-Plan F and as to which outstanding Options or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the Participant shall be maintained as before the occurrence of such event; such adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of such Options and with a corresponding adjustment in the Option price per share.

            b. In addition, unless otherwise determined by the Committee in its sole discretion, in the case of any (i) sale or conveyance to another entity of all or substantially all of the property and assets of the Corporation or (ii) Change in Control (as hereinafter defined) of the Corporation, the purchaser(s) of the Corporation's assets or stock may, in his, her or its discretion, deliver to the Participant the same kind of consideration that is delivered to the shareholders of the Corporation as a result of such sale, conveyance or Change in Control, or the Committee may cancel all outstanding Options in exchange for consideration in cash or in kind, which consideration in both cases shall be equal in value to the value of those Shares or other securities the Participant would have received had the Option been exercised (to the extent then exercisable) and no disposition of Shares acquired upon such exercise been made prior to such sale, conveyance or Change in Control, less the Option price therefor. Upon receipt of such consideration by the Participant, his or her Option shall immediately terminate and be of no further force and effect. The value of the Shares or other securities the Participant would have received if the Option had been exercised shall be determined in good faith by the Committee, and in the case of Shares, in accordance with the provisions of this Sub-Plan F. The Committee shall also have the power and right to accelerate the exercisability of any Options, notwithstanding any limitations in this Sub-Plan F or in the applicable award agreement for such Options upon such a sale, conveyance or Change in Control, and in any event the exercisability of Options due to vest during the following twelve (12) month period shall automatically be accelerated. To the extent permitted by law, upon such a sale, conveyance or a Change of Control the Committee may, in its sole discretion, amend any applicable award agreement in such manner as it deems appropriate, including without limitation, by amendments that advance the dates upon which any or all outstanding Options shall become free of restrictions or shall become issued or payable, or that advance the dates upon which any or all outstanding awards shall terminate.

         A "Change in Control" shall be deemed to have occurred if any person, or any two or more persons acting as a group, and all affiliates of such person or persons, who prior to such time owned less than fifty percent (50%) (or twenty percent (20%) with respect to Options derived from Conexant Options issued under the Maker Communications, Inc. 1996 Stock Option Plan) of the outstanding Shares, shall acquire such additional Shares in one or more transactions, or series of transactions, such that following such transaction or transactions, such person or group and affiliates beneficially own fifty percent (50%) or more of the Shares outstanding; provided that in no event shall the Distribution constitute a Change of Control, it being understood that the foregoing definition shall take effect immediately after completion of the Distribution.

            c. Upon dissolution or liquidation of the Corporation, all Options granted under this Sub-Plan F shall terminate, but each Continuing Mindspeed Participant (if at such time in the employ of or otherwise associated with the Corporation or any of its subsidiaries) shall have the right, immediately prior to such dissolution or liquidation, to exercise his or her Option to the extent then exercisable. The Committee shall have the right to accelerate the vesting of any award or take such other action with respect thereto as the Committee shall in its sole discretion determine in the event of any contemplated dissolution or liquidation of the Corporation.

            d. No fraction of a share shall be purchasable or deliverable upon the exercise of any Option, but in the event any adjustment hereunder of the number of shares covered by the Option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

         8. Modification of Outstanding Options. The Committee may authorize the amendment of any outstanding Option with the consent of the Participant when and subject to such conditions as are deemed to be in the best interests of the Corporation and in accordance with the purposes of this Sub-Plan F.

         9. Termination and Amendment. Unless sooner terminated as herein provided, this Sub-Plan F shall terminate on the date that is ten years from the date the Maker Communications, Inc. 1999 Stock Incentive Plan was adopted by the Maker Board of Directors. The Board of Directors may at any time terminate this Sub-Plan F or make such modification or amendment thereof as it deems advisable. The Committee may terminate, amend or modify any outstanding Option without the consent of the Option holder; provided, however, that, except as otherwise provided in this Sub-Plan F, without the consent of the Participant, the Committee shall not change the number of shares subject to an Option, nor the exercise price thereof, nor extend the term of such Option, or make any other change in this Sub-Plan F which requires shareholder approval under applicable law or regulations.

         10. Reservation of Shares. The Corporation shall at all times during the term of this Sub-Plan F reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of this Sub-Plan F and shall pay all fees and expenses necessarily incurred by the Corporation in connection therewith.

                          MINDSPEED TECHNOLOGIES, INC.
                             2003 STOCK OPTION PLAN

                                   SUB-PLAN G
              (MICROCOSM COMMUNICATIONS LIMITED STOCK OPTION PLAN)

                  1. General. The additional terms and conditions detailed below are to be read in conjunction with the terms and conditions of the Mindspeed Technologies, Inc. 2003 Stock Option Plan (the "Plan"). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Plan. These additional terms and conditions apply only to Options derived from Conexant Options outstanding as of the close of business on the Distribution Date under the Microcosm Communications Limited Stock Option Plan. The terms and conditions of the Plan, as amended from time to time, shall, together with the terms and conditions set out in this Sub-Plan G, govern the Options derived from such Conexant Options, and unless the context dictates otherwise, all references herein to this Sub-Plan G shall include the terms and conditions of the Plan. In the event of any conflict between the terms and conditions of the Plan and the terms and conditions of this Sub-Plan G, the terms and conditions of this Sub-Plan G shall control in a manner consistent with Section 1 of the Plan.

                  2. Definitions. For purposes of the Plan, the following terms shall have the meanings set forth below:

                  a. Microcosm. Microcosm Communications Limited, a corporation incorporated under the laws of England and Wales.

                  b. Participant. Any person who as of the close of business on the Distribution Date held Conexant Options under the Microcosm Communications Limited Stock Option Plan.

                  3. Amendment and Termination. Except as it relates to certain permitted adjustments set forth in Section 4 of this Sub-Plan G, the Options subject thereto may not be amended, suspended or terminated (a) without the consent in writing of the holders of outstanding Options representing at least 75% of the Shares underlying such Options and (b) without the approval of the shareholders of the Corporation, the exercise price of any Option may not be reduced; provided, however, that no such amendment, suspension or termination shall impair the rights of any holder of Options without such holder's consent.

                  4. Adjustments. If there shall be any change in or affecting Shares on account of any merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split or combination, or other distribution to holders of Shares

(other than a cash dividend), there shall be made or taken such amendments to this Sub-Plan G and such adjustments and actions thereunder as the Board of Directors may deem appropriate under the circumstances, provided that such adjustments and actions do not materially adversely affect the Participants or any holder of Options granted hereunder, and provided further that in the event of a recapitalization, reorganization or reclassification of the Corporation, the Options shall be exercisable for such consideration as that for which the Shares are exchanged. Such amendments, adjustments and actions may include, without limitation, changes in the number of Shares which may be issued or transferred pursuant to this Sub-Plan G, the number of Shares subject to outstanding Options and the related exercise price per share or a requirement that holders of Options exercise such Options and become holders of Shares upon the occurrence of certain events. Without limiting the generality of the foregoing, (i) if any such change in or affecting Shares shall result in an increase in the number of outstanding Shares, the number of Shares remaining subject to this Sub-Plan G shall be proportionately increased and the price for each Share covered by an outstanding Option shall be proportionately reduced, and (ii) if any such change in or affecting Shares shall result in a decrease in the number of outstanding Shares, the number of Shares remaining subject to this Sub-Plan G shall be proportionately decreased and the price for each Share covered by an outstanding Option shall be proportionately increased.

                  5. Terms of Options. Each Option granted under this Sub-Plan G will be exercisable for a period of two years from the date of grant of the Conexant Option from which it is derived.

                          MINDSPEED TECHNOLOGIES, INC.
                             2003 STOCK OPTION PLAN

                                   SUB-PLAN H
                   (NETPLANE SYSTEMS, INC. STOCK OPTION PLAN)

         1. General. The additional terms and conditions detailed below are to be read in conjunction with the terms and conditions of the Mindspeed Technologies, Inc. 2003 Stock Option Plan (the "Plan"). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Plan. These additional terms and conditions apply only to Options derived from Conexant Options outstanding as of the close of business on the Distribution Date under the NetPlane Systems, Inc. Stock Option Plan. The terms and conditions of the Plan, as amended from time to time, shall, together with the terms and conditions set out in this Sub-Plan H, govern the Options derived from such Conexant Options, and unless the context dictates otherwise, all references herein to this Sub-Plan H shall include the terms and conditions of the Plan. In the event of any conflict between the terms and conditions of the Plan and the terms and conditions of this Sub-Plan H, the terms and conditions of this Sub-Plan H shall control in a manner consistent with Section 1 of the Plan.

         2. Definitions. For purposes of this Sub-Plan H, the following terms shall have the meanings set forth below:

         a. Disability. "Permanent and total disability" as defined in Section 22(e)(3) of the Code.

         b. NetPlane. NetPlane Systems, Inc., a Massachusetts corporation, or its successor.

         c. Participant. Any person who as of the close of business on the Distribution Date held Conexant Options under the NetPlane Systems, Inc. Stock Option Plan and (i) who at any time prior to the close of business on the Distribution Date terminated his or her employment with Conexant or any of its subsidiaries (a "Former Conexant Participant"), (ii) who then remained or became an employee of Conexant or any of its subsidiaries (a "Continuing Conexant Participant"), but only for purposes of determining such person's rights with respect to his or her outstanding Options and only so long as such person shall remain an employee of Conexant or any of its subsidiaries, or (iii) who then remained or became an employee the Corporation or any of its subsidiaries (a "Continuing Mindspeed Participant"), but only for purposes of determining such person's rights with respect to his or her outstanding Options and only so long as such person shall remain an employee of the Corporation or any of its subsidiaries.

         3. Stock Options.

         a. Effect of Expiration, Termination or Surrender. If an Option under this Sub-Plan H shall expire or terminate unexercised as to any Shares covered thereby, or shall cease for any reason to be exercisable in whole or in part, or if the Corporation shall reacquire any unvested Shares issued pursuant to Options under this Sub-Plan H, such Shares shall thereafter be returned to the status of authorized but unissued Shares.

         b. Term of Options. The full term of each Option granted hereunder shall be for such period as has been determined by the Board of Directors. Each Option shall be subject to earlier termination as provided in Sections 5, 6 and 7 of this Sub-Plan H.

         4. Exercise of Option. Each Option granted under this Sub-Plan H shall be exercisable on such date or dates and during such period and for such number of shares as shall be determined pursuant to the provisions of the instrument evidencing such Option. The Board of Directors shall have the right to accelerate the date of exercise of any Option.

         5. Cessation of Employment.

         a. Unless otherwise determined by the Board of Directors, no Option granted to a Continuing Conexant Participant or a Continuing Mindspeed Participant shall be affected by any change of duties or position of such Participant (including, with respect to a Continuing Conexant Participant, transfer to or from Conexant and any of its subsidiaries, or with respect to a Continuing Mindspeed Participant, to or from the Corporation or any of its subsidiaries). A Continuing Conexant Participant's and a Continuing Mindspeed Participant's employment shall be considered as continuing and uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service), provided that the period of such leave does not exceed ninety (90) days or, if longer, any period during which such Participant's right to reemployment is guaranteed by statute. A bona fide leave of absence with the written approval of, with respect to a Continuing Conexant Participant, the Board of Directors of Conexant or any of its subsidiaries, or with respect to a Continuing Mindspeed Participant, the Board of Directors of the Corporation or any of its subsidiaries, shall not be considered an interruption of employment under this Sub-Plan H, provided that such written approval contractually obligates, with respect to a Continuing Conexant Participant, Conexant or any of its subsidiaries, or with respect to a Continuing Mindspeed Participant, the Corporation or any of its subsidiaries, to continue the employment of such Participant after the approved period of absence.

         b. If a Continuing Conexant Participant's employment with Conexant or any of its subsidiaries, or a Continuing Mindspeed Participant's employment with the

Corporation or any of its subsidiaries, ceases for any reason other than death or disability, then any remaining Options which are vested shall terminate upon the earlier of (i) the expiration of the original term of the Options; or (ii) the expiration of thirty (30) days from the date in which the Continuing Conexant Participant's term of employment with Conexant or any of its subsidiaries, or the Continuing Mindspeed Participant's term of employment with the Corporation or any of its subsidiaries, is terminated.

         6. Death and Disability of Participant.

         a. If the employment by Conexant or any of its subsidiaries of a Continuing Conexant Participant, or the employment by the Corporation or any of its subsidiaries of a Continuing Mindspeed Participant, who holds outstanding Options terminates by reason of Disability of the Continuing Conexant Participant or the Continuing Mindspeed Participant, as the case may be, then any remaining Options of such Participant which are vested shall terminate upon the earlier of (i) the expiration of the original term of the Option or (ii) one
(1) year from the date on which the Continuing Conexant Participant's term of employment with Conexant or any of its subsidiaries, or the Continuing Mindspeed Participant's term of employment with the Corporation or any of its subsidiaries, is terminated.

         b. If the employment by Conexant or any of its subsidiaries of a Continuing Conexant Participant, or by the Corporation or any of its subsidiaries of a Continuing Mindspeed Participant, who has the legal right to exercise any Options under this Sub-Plan H terminates by reason of death of the Participant, then such persons who shall have acquired (by will or by the laws of descent or distribution) the right to exercise any Options theretofore granted, may, unless otherwise provided by the Board of Directors in any instrument evidencing any Option, exercise such Options at any time prior to one hundred eighty (180) days from the date of death; provided, that such Options shall expire in all events no later than the last day of the original term of such Options; provided, further, that any such exercise shall be limited to the Options that became vested as of the date when the Continuing Conexant Participant's or Continuing Mindspeed Participant's employment terminated by reason of death, unless the Board of Directors provides in the instrument evidencing such Options that, in the discretion of the Board of Directors, additional shares covered by such Options may become subject to purchase immediately upon the death of the Participant.

         7. Former Conexant Participant. Options held by a Former Conexant Participant may be exercised only until the date the corresponding Conexant Option from which the Option is derived may be exercised.

         8. Amendment, Suspension or Termination.

         a. The Board of Directors may suspend this Sub-Plan H or any part thereof at any time or may terminate this Sub-Plan H in its entirety. The Committee, with the approval of the Board of Directors, may also amend this Sub-Plan H from time to time.

         b. Options granted prior to suspension or termination of this Sub-Plan H may not be canceled solely because of such suspension or termination, except with the consent of the Participant.

         9. Changes in Capital Structure.

         a. In the event of the proposed dissolution or liquidation of the Corporation, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Board of Directors.

         b. Except as expressly provided herein or in this Sub-Plan H, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to any outstanding Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Corporation.

         10. Application of Funds. The proceeds received by the Corporation from the sale of Shares pursuant to Options granted under this Sub-Plan H shall be used for general corporate purposes.

         11. Governmental Regulation. The Corporation's obligation to sell and deliver Shares under this Sub-Plan H is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such Shares.

                          MINDSPEED TECHNOLOGIES, INC.
                             2003 STOCK OPTION PLAN

                                   SUB-PLAN I
            (NOVANET SEMICONDUCTOR LTD. EMPLOYEE SHARES OPTION PLAN)

         1. General. The additional terms and conditions detailed below are to be read in conjunction with the terms and conditions of the Mindspeed Technologies, Inc. 2003 Stock Option Plan (the "Plan"). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Plan. These additional terms and conditions apply only to Options derived from Conexant Options outstanding as of the close of business on the Distribution Date under the Novanet Semiconductor Ltd. Employee Shares Option Plan. The terms and conditions of the Plan, as amended from time to time, shall, together with the terms and conditions set out in this Sub-Plan I, govern the Options derived from such Conexant Options, and unless the context dictates otherwise, all references herein to this Sub-Plan I shall include the terms and conditions of the Plan. In the event of any conflict between the terms and conditions of the Plan and the terms and conditions of this Sub-Plan I, the terms and conditions of this Sub-Plan I shall control in a manner consistent with Section 1 of the Plan.

         2. Definitions. For purposes of this Sub-Plan I, the following terms shall have the meanings set forth below:

         a. Date of Grant. The date of grant of the Conexant Option from which the Option is derived.

         b. Date of Release. As defined in Section 9(b) of this Sub-Plan I.

         c. Exercise Notice. As defined in Section 7(a) of this Sub-Plan I.

         d. Exercise Period. The period during which the Vested Options may be exercised, as provided in Section 4 of this Sub-Plan I.

         e. Exercise Price. The price to be paid for the exercise of each Option.

         f. Exercised Shares. The Shares that are issued upon the exercise of the Options.

         g. Novanet. Novanet Semiconductor Ltd.

         h. Option Agreement. The Agreement signed between the Corporation and the Participant under which Option(s) have been granted, including, to the extent a separate agreement is not executed by the Corporation, any such agreement governing the Conexant Option from which such Option is derived.

         i. Ordinance. The Israeli Tax Ordinance (New Version), 1961, and the rules and regulations promulgated thereunder as are in effect from time to time.

         j. Participant. Any person who as of the close of business on the Distribution Date held Conexant Options under the Novanet Semiconductor Ltd. Employee Shares Option Plan and (i) who at any time prior to the close of business on the Distribution Date terminated his or her employment with Conexant or any of its subsidiaries (a "Former Conexant Participant") or
     (ii) who then remained or became an employee of the Corporation or any of its subsidiaries (a "Continuing Mindspeed Participant"), but only for purposes of determining such person's rights with respect to his or her outstanding Options and only so long as such person shall remain an employee of the Corporation or any of its subsidiaries.

         k. Restricted Period. A period of at least two (2) years from the Date of Grant.

         l. Trustee. The trustee designated by the Corporation or any of its subsidiaries for the purposes of this Sub-Plan I and approved of by the Israeli Income Tax Commissioner, or any other trustee the Corporation or any of its subsidiaries may appoint, in its sole discretion, in place of the approved trustee, provided that such trustee shall be approved by the Israeli Income Tax Commissioner.

         m. Vested Option(s). That portion of the Options which the Participant is entitled to exercise in accordance with the provisions of Section 4 of this Sub-Plan I or the provisions of the Option Agreement executed with such Participant.

         3. Administration.

         a. No amendment or modification of this Sub-Plan I shall adversely affect the right of a Participant under any Option granted under this Sub-Plan I without the consent of the Participant.

         b. Unless otherwise determined by the Board of Directors, any amendment or modification of this Sub-Plan I shall be deemed to have been included, ab initio, in this Sub-Plan I and shall have full effect over the relationship between the Corporation and the Participant.

         4. Vesting. Unless otherwise determined by the Board of Directors with respect to any specific Participant, the right of a Participant to exercise the Options, granted in such Participant's favor, during the Exercise Period, shall be vested with such Participant as follows:

            (i) If the Continuing Mindspeed Participant's employment with the Corporation or any of its subsidiaries (including, prior to the Distribution, Conexant or any of its subsidiaries or, prior to its acquisition by Conexant, Novanet) was terminated for any reason before the lapse of 1 (one) year from the Date of the Grant, the Continuing Mindspeed Participant shall not be entitled to exercise any Options whatsoever; or

            (ii) If the Continuing Mindspeed Participant remained in the employ of the Corporation or any of its subsidiaries (including, prior to the Distribution, Conexant or any of its subsidiaries or, prior to its acquisition by Conexant, Novanet) for a period of not less than one (1) year from the Date of Grant, the Continuing Mindspeed Participant shall be entitled to exercise 33 1/3% of all the Options granted in such Continuing Mindspeed Participant's favor; or

            (iii) If the Continuing Mindspeed Participant remained in the employ of the Corporation or any of its subsidiaries (including, prior to the Distribution, Conexant or any of its subsidiaries or, prior to its acquisition by Conexant, Novanet) for a period of not less than two (2) years from the Date of Grant, the Continuing Mindspeed Participant shall be entitled to exercise 66 2/3% of all the Options granted in such Continuing Mindspeed Participant's favor; or

            (iv) If the Continuing Mindspeed Participant remained in the employ of the Corporation or any of its subsidiaries (including, prior to the Distribution, Conexant or any of its subsidiaries or, prior to its acquisition by Conexant, Novanet) for a period of not less than three (3) years from the Date of Grant, the Continuing Mindspeed Participant shall be entitled to exercise 100% of all the Options granted in such Continuing Mindspeed Participant's favor.

         5. Exercise Period. Subject to the provisions of Section 10 of this Sub-Plan I, each Vested Option shall be exercisable for eight (8) years following the Date of Grant of such Vested Option.

         6. Adjustment Provisions.

         a. The Board of Directors or the Committee shall in its discretion make any further adjustments as it deems necessary to ensure equitable treatment of any Participant as the result of any transaction affecting the securities subject to this Sub-Plan I not described in this Sub-Plan I, or as is required or authorized under the terms of any applicable Option Agreement.

         b. The existence of this Sub-Plan I and the Options granted hereunder shall not affect or restrict in any way the right or power of the Board of Directors or the shareholders of the Corporation to make or authorize any adjustment, recapitalization, reorganization or other change in its capital structure or its business, any merger or consolidation of the Corporation, any issue of bonds, debentures, preferred or prior preference stock or other securities ahead of or affecting the Shares or the rights thereof, the dissolution or liquidation of the Corporation or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

         7. Exercise.

         a. Vested Options granted in accordance with Section 102 of the Ordinance may be exercised at one time or from time to time during the Exercise Period, but only by the Trustee, after the Trustee has received written instructions from the Participant, accompanied by full payment of the Exercise Price such Vested Options then being exercised, by personal check or cashier's check, payable to the order of the Corporation (such written notices accompanied by the full payment are hereinafter referred to as the "Exercise Notice"). With respect to Vested Options that have been granted in accordance with Section 102 of the Ordinance for which a Participant has delivered the Exercise Notice, the Trustee shall exercise such Vested Options by providing the Corporation at its principal office, a written notice of the Trustee's intent to exercise such Vested Options, accompanied by the Exercise Notice; provided, however, that in the case of payment by personal check, the Vested Options shall not be considered exercised, and no Exercised Shares shall be issued in respect thereof until the personal check has been fully honored by the bank on which it was drawn.

         b. Vested Options that are not intended to comply with Section 102 of the Ordinance may be exercised by the Participant, who must deliver an Exercise Notice to the Corporation at its principal office; provided, however, that in the case of payment by personal check, the Vested Options shall not be considered exercised, and no Exercised Shares shall be issued in respect thereof until the personal check has been fully honored by the bank on which it was drawn.

         c. The Exercised Shares issued upon exercise of Vested Options granted in accordance with Section 102 of the Ordinance shall be issued in the name of the Trustee who shall hold the same until their release as hereinafter provided in Section 9. Upon the exercise of and full payment for the Option, Shares will be issued to the person exercising the Option by book-entry statement representing the number of Shares purchased, or otherwise, as determined by the Corporation from time to time.

         8. Transferability. The Participant may transfer or sell the Exercised Shares, or any part thereof, provided that the actual payment of all taxes required to be paid upon such sale or transfer have been made to the tax assessor, and the Trustee and the Corporation shall have received confirmation from the tax assessor that all taxes required to be paid upon such sale or transfer have been paid.

         9. Release.

         a. Upon the lapse of the Restricted Period, the Trustee may, pursuant to the written request of the Participant, release and transfer the Exercised Shares to the Participant, or to any third party to whom the Participant wishes to sell the Exercised Shares, as indicated in the Participant's written notice; provided, however, that the following conditions have been met prior to such transfer: (i) payment to the tax assessor of all taxes required to be paid upon the release and transfer of the Exercised Shares have been made and confirmation of same has been received by the Trustee; and (ii) receipt by the Trustee of a written confirmation issued by the Corporation at its discretion to the Trustee stating that all requirements for said release and transfer have been fulfilled according to this Sub-Plan I, the Option Agreement and all other applicable laws (including those of Israel and the U.S.).

         b. The date on which the Exercised Shares shall be released and transferred to the Participant shall hereinafter be referred to as the "Date of Release".

         10. Termination.

         a. Notwithstanding anything to the contrary, any Option issued in favor of any Participant but not exercised by such Participant within the Exercise Period and in strict accordance with the terms of this Sub-Plan I and the Option Agreement, shall, upon the lapse of the Exercise Period, immediately expire and terminate, become null and void, and shall not entitle the Participant to any right in, or toward the Corporation in connection with the same, and all interests and rights of the Participant, in and to the same, shall expire.

         b. Notwithstanding anything to the contrary:

            (i) if (A) the Continuing Mindspeed Participant dies while an employee, consultant or director of the Corporation or any of its subsidiaries, the Continuing Mindspeed Participant's estate, or any person who acquires the Options by bequest or inheritance, may exercise all the Options not theretofore exercised within (and only within) the period beginning on the Continuing Mindspeed Participant's date of death (even if the Continuing Mindspeed Participant dies before he or she has become entitled to exercise all or any part of the Options) and ending three (3) years thereafter;

            (ii) if the Continuing Mindspeed Participant's employment by, or consultancy or directorship with, the Corporation or any of its subsidiaries terminates other than by death, then:

                  A. if the Continuing Mindspeed Participant's employment, by or consultancy or directorship with, the Corporation or any of its subsidiaries is terminated for cause (as defined in the Continuing Mindspeed Participant's employment agreement, and if not so defined, as resolved by the Board of Directors in its sole discretion) the Options shall expire forthwith upon the Continuing Mindspeed Participant's termination and may not be exercised thereafter;

                  B. if the Continuing Mindspeed Participant's employment by, or consultancy or directorship with, the Corporation or any of its subsidiaries terminates for any reason (including disability) not specified in Section 10(b)(i) or in clause
                     (A) of this Section 10(b)(ii), the Continuing Mindspeed Participant (or if the Continuing Mindspeed Participant dies after the Continuing Mindspeed Participant's termination date, the Continuing Mindspeed Participant's estate or any person who acquires the Options by bequest or inheritance) may thereafter exercise the Options within (and only within) the period ending nine months after the Continuing Mindspeed Participant's termination date, but only to the extent they were exercisable on the Continuing Mindspeed Participant's termination date, it being understood that neither (1) the Continuing Mindspeed Participant's transfer from the Corporation to any of its subsidiaries, whether or not incorporated, or vice versa, or from one subsidiary to another, nor (2) a leave of absence duly authorized in writing by the Corporation or any of its subsidiaries, shall be deemed a termination of employment, consultancy or directorship, as the case may be;

            (iii) the beginning exercise date of any unexercisable Options will be delayed for the length of time during which the Continuing Mindspeed Participant is on an unpaid leave of absence duly authorized in writing by the Corporation that exceeds six (6) months;

            (iv) Options held by Former Conexant Participants may be exercised only until the date the corresponding Conexant Option from which the Option is derived may be exercised; and

            (v) the Board of Directors may, in its discretion, extend the period during which Options may be exercised beyond the period set forth in Sections 10(b)(i) and 10(b)(ii)(B) above, but in no event shall the provisions of the foregoing Section 10(b)(i) extend to a date after eight (8) years after Grant Date the period during which the Options may be exercised.

         c. Notwithstanding anything to the contrary herein, upon the issuance of a court order declaring the bankruptcy of a Participant, or the appointment of a receiver or a provisional receiver for a Participant, or over all of his assets, or any material part thereof, or upon making a general assignment for the benefit of his creditors, any Options issued in favor of such Participant which are not Vested Options shall immediately expire and terminate, become null and void and shall not entitle the Participant, his receiver, successors, creditors or assignees, to any right in, or toward the Corporation in connection with the same, and all interests and rights of the Participant, his receiver, successors, creditors or assignees, in and to the same, shall expire.

         11. Rights as Shareholder.

         a. It is hereby clarified that a Participant shall not, by virtue of this Sub-Plan I, the Option Agreement or any Option granted in favor of him thereunder, have any of the rights of a shareholder of the Corporation with respect to any Shares represented by the Options, until the Options have been exercised.

         b. Furthermore, except for the right to receive dividends as provided in Section 12(a) hereinafter, the Participant shall not have any rights by virtue of the Exercised Shares until same shall have been transferred to the Participant by registering same in the Participant's name, and only then, the Participant shall have rights of a shareholder of the Corporation with respect to such shares so registered.

         c. For so long as the Exercised Shares are held by the Trustee, the Corporation shall consider only the Trustee as the owner of such Shares for all purposes whatsoever (including without limitation, for the purpose of delivering notices); the Trustee, however, shall not exercise the voting rights conferred by such Shares in any way whatsoever, and shall not issue a proxy to any person or entity to vote such Shares.

         d. The Participant shall not have, and hereby waives the right to have, by virtue of the Exercised Shares, any pre-emptive rights to purchase, along with the other shareholders in the Corporation, a pro rata portion of any securities proposed to be offered by the Corporation prior to the offering thereof to any third party and any rights of first refusal to purchase any securities of the Corporation offered by the other shareholders of the Corporation.

         12. Dividends and Bonus Shares.

         a. Cash dividends paid or distributed, if any, with respect to the Exercised Shares held by the Trustee, shall be remitted directly to the Participant who is entitled to the Exercised Shares for which the dividends are being paid or distributed.

         b. All bonus shares to be issued by the Corporation, if any, with regard to the Exercised Shares issued upon exercise of Options granted in accordance with Section 102 of the Ordinance, shall be registered in the name of the Trustee and all provisions applying to the Exercised Shares, shall apply to the bonus shares, mutatis mutandis.

         c. The Trustee shall transfer the said bonus shares upon the transfer of the Exercised Shares with respect to which they were issued.

         13. Rights to Changes, Etc. This Sub-Plan I or the Option Agreement shall not affect, in any way, the rights, power or freedom of the Corporation to make or authorize: (a) any sale, transfer or any change whatsoever in all or any part of the Corporation, obligations or business, or any other business, commercial or corporate act or proceeding, whether of a similar character or otherwise; (b) any or all adjustments, recapitalizations, reorganizations or other changes in the capital structure or business of the Corporation; (c) any merger or consolidation of the Corporation; (d) any issue of bonds, debentures, shares (including preferred or prior preference shares ahead of or affecting the existing shares of the Corporation including the shares into which the Options granted hereunder are exercisable or the Exercised Shares or the rights thereof, etc.); or (e) the dissolution or liquidation of the Corporation; and none of the above acts or authorizations shall entitle the Participant to any right or remedy, including, without limitation, a right of compensation for any dilution resulting from any issuance of any shares of stock or any other securities in the Corporation to any person or entity whatsoever.

         14. No Representation. The Corporation does not and shall not, through this Sub-Plan I or through any Option Agreement, make or be deemed to make any representation toward any Participant with regard to the Corporation, its business, its value or with regard to the Shares in general, and the Exercised Shares in particular, their value or rights.

         15. Tax Consequences.

         a. All tax consequences arising from the grant or exercise of any Option, the payment for or the transfer of the Exercised Shares to the Participant, or from any other event or act (of the Corporation or the Participant) hereunder, shall be borne solely by the Participant, and the Participant shall indemnify the Corporation and hold it harmless from and against any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Participant.

         b. The Corporation and the Trustee may withhold, from any payment which the Corporation will make to the Participant, the amount of the tax and/or other mandatory payment the withholding of which is required with respect to the Options and/or the Exercised Shares under any law.

         c. The Corporation's obligation to issue Shares to a person exercising an Option issued under the by book-entry statement shall be subject to that person's satisfaction of all applicable Israeli, U.S., state and local income, excise, employment and any other tax withholding requirements.

         16. Subordination. It is clarified that the Grant of the Options intended to comply with the terms of Section 102 of the Ordinance hereunder is subject to the approval by the Israeli tax authorities of this Sub-Plan I and the Trustee, in accordance with the Ordinance. It is also clarified that this Sub-Plan I and the Option Agreement are subject to the provisions of the Ordinance which shall be deemed an integral part of each, accordingly, and which shall prevail over any term that is not consistent with the Ordinance.

         17. Applicable Laws. To the extent required, this Sub-Plan I will also comply with the applicable laws of Israel.

                          MINDSPEED TECHNOLOGIES, INC.
                             2003 STOCK OPTION PLAN

                                   SUB-PLAN J
                 (PHILSAR SEMICONDUCTOR INC. STOCK OPTION PLAN)

         1. General. The additional terms and conditions detailed below are to be read in conjunction with the terms and conditions of the Mindspeed Technologies, Inc. 2003 Stock Option Plan (the "Plan"). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Plan. These additional terms and conditions apply only to Options derived from Conexant Options outstanding as of the close of business on the Distribution Date under the Philsar Semiconductor Inc. Stock Option Plan. The terms and conditions of the Plan, as amended from time to time, shall, together with the terms and conditions set out in this Sub-Plan J, govern the Options derived from such Conexant Options, and unless the context dictates otherwise, all references herein to this Sub-Plan J shall include the terms and conditions of the Plan. In the event of any conflict between the terms and conditions of the Plan and the terms and conditions of this Sub-Plan J, the terms and conditions of this Sub-Plan J shall control in a manner consistent with Section 1 of the Plan.

         2. Definitions. For purposes of this Sub-Plan J, the following terms shall have the meanings set forth below:

            a. Exchange. American Stock Exchange LLC.

            b. Exercise Date. The date the Corporation receives from the Participant a completed Stock Option Purchase Form with payment for the Option Shares being purchased.

            c. Option Price. The price per share at which a Participant may purchase Option Shares.

            d. Option Shares. The Shares which a Participant is entitled to purchase under this Sub-Plan J.

            e. Participant. Any person who as of the close of business on the Distribution Date held Conexant Options under the Philsar Semiconductor, Inc. Stock Option Plan and (i) who at any time prior to the close of business on the Distribution Date terminated his or her employment with Conexant or any of its subsidiaries (a "Former Conexant Participant"), (ii) who on the date of the Skyworks Transaction remained or became an employee of Washington Sub, Inc., Skyworks or any of their respective subsidiaries (a "Continuing Skyworks Participant"), or (iii) who as of the close of business on the Distribution Date (A) remained or became an employee or consultant of Conexant or any of its subsidiaries (a "Continuing Conexant Participant"), but only for purposes of determining such person's rights with respect to his or her outstanding Options and only so long as such person shall remain an employee or consultant of Conexant or any of its subsidiaries, or (B) remained or became an employee or consultant of Mindspeed or any of its subsidiaries (a "Continuing Mindspeed Participant"), but only for purposes of determining such person's rights with respect to his or her outstanding Options and only so long as such person shall remain an employee or consultant of the Corporation or any of its subsidiaries.

            f. Skyworks. Skyworks Solutions, Inc. (formerly Alpha Industries, Inc.), a Delaware corporation and successor by merger to Washington Sub, Inc.

            g. Skyworks Transaction. The spin-off by Conexant of Washington Sub, Inc. to Conexant shareholders pursuant to the terms of the Contribution and Distribution Agreement dated as of December 16, 2001, as amended as of June 25, 2002 by and between Conexant and Washington Sub, Inc., immediately followed by the merger of Washington Sub, Inc. with and into Skyworks pursuant to the terms of the Agreement and Plan of Reorganization dated as of December 16, 2001, as amended as of April 12, 2002, by and among Conexant, Washington Sub, Inc. and Skyworks.

            h. Stock Option Agreement. The stock option agreement entered into between the Corporation and a Participant in this Sub-Plan J with respect to an Option granted to a Participant under this Sub-Plan J, including to the extent a separate agreement is not executed by the Corporation, any such agreement governing the Conexant Option from which the Option is derived.

            i. Vesting Period. The period(s) as stipulated in the Stock Option Agreement during which the Participant may purchase the Option Shares.

         3. Exercise.

            a. Options granted under this Sub-Plan J must be exercised within a period of 10 years from the date of original grant of the Conexant Option from which the Option is derived, failing which the Participant's right to purchase the related Option Shares lapses. The Vesting Periods within this 10-year period during which Options or a portion thereof vest and may be exercised by the Participant are set forth in the Stock Option Agreement.

            b. In the absence of any stipulated Vesting Period in the Stock Option Agreement, the Options shall vest in equal annual installments over a period of 5 years commencing on the first anniversary of the date of original grant of the Conexant Option from which the Option is derived. Notwithstanding the vesting period set forth in the Stock Option Agreement, fifty percent (50%) of the unvested options held by (i) a Continuing Skyworks Participant shall vest immediately upon any termination (except for cause) of the Continuing Skyworks Participant's employment or consulting arrangements with Skyworks or one of its subsidiaries within 6 months of the acquisition by a third party or parties of control of Skyworks, (ii) a Continuing Conexant Participant shall vest immediately upon any termination (except for cause) of the Continuing Skyworks Participant's employment or consulting arrangements with Conexant or one of its subsidiaries within 6 months of the acquisition by a third party or parties of control of Conexant, or (iii) a Continuing Mindspeed Participant shall vest immediately upon any termination (except for cause) of the Continuing Mindspeed Participant's employment or consulting arrangements with the Corporation or one of its subsidiaries within 6 months of the acquisition by a third party or parties of control of the Corporation, and notwithstanding any other provision set out herein such vested options shall remain exercisable for a period of one year from the date of such termination. In addition, the Committee may, in its sole discretion, by written notice to any Participant, accelerate the vesting of the Options such that the Options become immediately fully vested. In such circumstances, the Committee may by written notice compel the Participant to exercise the Options within 30 days of the date of such written notice to exercise, failing which the Participant's right to purchase such Option Shares lapses.

         4. Adjustment in Shares.

            a. Appropriate adjustments in the number of Shares subject to this Sub-Plan J and, as regards Options granted or to be granted, in the number of Shares optioned and in the Option Price, shall be made by the Committee to give effect to the adjustments in the number of Shares resulting from sub-divisions, consolidations or re-classification of the Shares or other relevant changes in the authorized or issued capital of the Corporation.

            b. In the event that the Corporation proposes to amalgamate, merge or consolidate with any other corporation or to liquidate, dissolve or wind-up, the Corporation may, at its option, give written notice thereof to any or all Participants holding Options under this Sub-Plan J in which case such Participants shall be entitled to exercise all or a portion of the Options granted to such Participants, whether or not such Options have previously vested, within the 30-day period next following the giving of such notice. To the extent the proposed amalgamation, merger or consolidation is not completed in a reasonable time, the Corporation may purchase at the Option Price the Option Shares acquired by such Participant pursuant to Options which would not have vested but for the acceleration of the Vesting Period. Upon the expiration of such 30-day period, all rights of such Participants to the Option Shares or to the exercise of the Options shall terminate and cease to have any further force and effect.

         5. Termination of Participant for any Reason.

            a. In the event that a Continuing Skyworks Participant's employment or a contract for consulting services with Skyworks or any of its subsidiaries is terminated for any reason, the Continuing Skyworks Participant or the Continuing Skyworks Participant's legal representative, as the case may be, may elect to purchase at the Option Price all or a portion of the remaining Option Shares subject to Options that have vested at the time such employment or contract for service is terminated at any time during the 30-day period, or such later date as determined by the Board of Directors, following the date of such termination of employment or contract for services (but in no event after the lapse of any Options held). For the purposes of this Sub-Plan J, the transfer of the Continuing Skyworks Participant's employment or contract for consulting services from Skyworks to any of its subsidiaries, and vice versa, shall not be considered a termination of the Continuing Skyworks Participant and the Continuing Skyworks Participant's rights under the Option shall be the same as if such transfer had not occurred.

            b. In the event that a Continuing Conexant Participant's employment or contract for consulting services with Conexant or any of its subsidiaries is terminated for any reason, the Continuing Conexant Participant or the Continuing Conexant Participant's legal representative, as the case may be, may elect to purchase at the Option Price all or a portion of the remaining Option Shares subject to Options that have vested at the time such employment or contract for service is terminated at any time during the 30-day period, or such later date as determined by the Board of Directors, following the date of such termination of employment or contract for services (but in no event after the lapse of any Options held). For the purposes of this Sub-Plan J, the transfer of the Continuing Conexant Participant's employment or contract for consulting services from Conexant to any of its subsidiaries, and vice versa, shall not be considered a termination of the Continuing Conexant Participant and the Continuing Conexant Participant's rights under the Option shall be the same as if such transfer had not occurred.

            c. In the event that a Continuing Mindspeed Participant's employment or a contract for consulting services with the Corporation or any of its subsidiaries is terminated for any reason, the Continuing Mindspeed Participant or the Continuing Mindspeed Participant's legal representative, as the case may be, may elect to purchase at the Option Price all or a portion of the remaining Option Shares subject to Options that have vested at the time such employment or contract for service is terminated at any time during the 30-day period, or such later date as determined by the Board of Directors, following the date of such termination of employment or contract for services (but in no event after the lapse of any Options held). For the purposes of this Sub-Plan J, the transfer of the Continuing Mindspeed Participant's employment or contract for consulting services from the Corporation to any of its subsidiaries, and vice versa, shall not be considered a termination of the Continuing Mindspeed Participant and the Continuing Mindspeed Participant's rights under the Option shall be the same as if such transfer had not occurred.

            d. Options held by a Former Conexant Participant may be exercised at the Option Price for all or a portion of the remaining Option Shares subject to Options that have vested at the time of the Former Conexant Participant's termination of employment with Conexant or any of its subsidiaries at any time during the 30-day period, or such later date as determined by the Board of Directors, following the date of such termination of employment (but in no event after the lapse of any Options held).

         6. Transfer and Assignment. The Participant's rights under Options granted under this Sub-Plan J are not assignable or transferable by the Participant or subject to any other alienation, sale, pledge or encumbrance by such Participant during the Participant's lifetime and therefore the Options are exercisable during the Participant's lifetime only by the Participant. The obligations of each Participant shall be binding on his or her heirs, executors and administrators.

         7. Corporate Action. Nothing contained in this Sub-Plan J or in the Stock Option Agreements shall be construed so as to prevent the Corporation or any of its subsidiaries from taking corporate action which is deemed by the Corporation or such subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on this Sub-Plan J.

         8. Amendments. The Board of Directors shall have the right, in its sole discretion, to alter, amend or discontinue this Sub-Plan J from time to time and at any time. No such amendment or discontinuation, however, may, without the consent of the Participant, alter or impair his or her rights or increase his or her obligations under this Sub-Plan J. Any amendment to this Sub-Plan J may require the prior approval of the Exchange and may require the approval of the Corporation's shareholders.

         9. Government Regulation.

            a. The Corporation's obligation to issue and deliver Shares under any Option is subject to:

            (i) the satisfaction of all requirements under applicable securities law in respect thereof and obtaining all regulatory approvals as the Corporation shall determine to be necessary or advisable in connection with the authorization, issuance or sale thereof, including shareholder approval, if required;

            (ii) the admission of such Shares to listing on any stock exchange on which Shares may then be listed; and

            (iii) the receipt from the Participant of such representations, agreements and undertakings as to future dealings in such Shares as the Corporation determines to be necessary or advisable in order to safeguard against the violation of the securities law of any jurisdiction.

            b. In this connection, the Corporation shall take all reasonable steps to obtain such approvals and registrations as may be necessary for the issuance of such Shares in compliance with applicable securities law and for the listing of such Shares on any stock exchange on which such Shares are then listed.

                          MINDSPEED TECHNOLOGIES, INC.
                             2003 STOCK OPTION PLAN

                                   SUB-PLAN K
                  (SIERRA IMAGING, INC. 1996 STOCK OPTION PLAN)

                  1. General. The additional terms and conditions detailed below are to be read in conjunction with the terms and conditions of the Mindspeed Technologies, Inc. 2003 Stock Option Plan (the "Plan"). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Plan. These additional terms and conditions apply only to Options derived from Conexant Options outstanding as of the close of business on the Distribution Date under the Sierra Imaging, Inc. 1996 Stock Option Plan. The terms and conditions of the Plan, as amended from time to time, shall, together with the terms and conditions set out in this Sub-Plan K, govern the Options derived from such Conexant Options, and unless the context dictates otherwise, all references herein to this Sub-Plan K shall include the terms and conditions of the Plan. In the event of any conflict between the terms and conditions of the Plan and the terms and conditions of this Sub-Plan K, the terms and conditions of this Sub-Plan K shall control in a manner consistent with Section 1 of the Plan.

                  2. Definitions. For purposes of this Sub-Plan K, the following terms shall have the meanings set forth below:

                  a. Applicable Laws. The requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws of any other country or jurisdiction where Options have been granted under this Sub-Plan K.

                  b. Disability. Total and permanent disability as defined in
         Section 22(e)(3) of the Code.

                  c. Option Agreement. A written or electronic agreement between the Corporation and a Participant evidencing the terms and conditions of an individual Option grant, including, to the extent a separate agreement is not executed by the Corporation, any such agreement governing the Conexant Option from which such Option is derived. The Option Agreement is subject to the terms and conditions of this Sub-Plan K.

                  d. Participant. Any person who as of the close of business on the Distribution Date held Conexant Options under the Sierra Imaging, Inc. 1996

         Stock Option Plan and (i) who at any time prior to the close of business on the Distribution Date terminated his or her employment with Conexant or any of its subsidiaries (a "Former Conexant Participant"),
         (ii) who as of the close of business on the Distribution Date remained or became an employee of Conexant or any of its subsidiaries (a "Continuing Conexant Participant"), but only for purposes of determining such person's rights with respect to his or her outstanding Options and only so long as such person shall remain an employee of Conexant or any of its subsidiaries, or (iii) who as of the close of business on the Distribution Date remained or became an employee of the Corporation or any of its subsidiaries (a "Continuing Mindspeed Participant"), but only for purposes of determining such person's rights with respect to his or her outstanding Options and only so long as such person shall remain an employee of the Corporation or any of its subsidiaries.

                  3. Term of Option. The term of each Option is stated in the Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant of the Conexant Option from which the Option is derived.

                  4. Procedure for Exercise.

                  a. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee, including performance criteria with respect to the Corporation and/or the Participant, and as shall be permissible under the terms of this Sub-Plan K.

                  b. To the extent that the right to purchase shares under an Option has accrued and is in effect, the Option may be exercised in full at one time or in part from time to time by giving notice of exercise pursuant to such procedures and according to such terms and conditions as may be adopted by the Corporation from time to time. Upon such exercise and full payment for the shares subject to exercise, Shares will be issued to the person exercising the Option by book-entry statement representing the number of shares purchased, or otherwise, as determined by the Corporation from time to time.

                  c. Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of this Sub-Plan K and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  5. Termination.

                  a. Except as otherwise provided in this Section 5, if a Continuing Conexant Participant's employment with Conexant or any of its subsidiaries, or a Continuing Mindspeed Participant's employment with the Corporation or any of its subsidiaries, terminates, such Participant may exercise his or her Option within such period of time as is specified in the Option Agreement (of at least thirty (30) days) to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the termination of employment of the Continuing Conexant Participant or the Continuing Mindspeed Participant. If, on the date of termination, the Continuing Conexant Participant or the Continuing Mindspeed Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the status of authorized but unissued shares. If, after termination, the Continuing Conexant Participant or the Continuing Mindspeed Participant does not exercise his or her Option within the time specified by the Committee, the Option shall terminate, and the Shares covered by such Option shall revert to the status of authorized but unissued shares.

                  b. If a Continuing Conexant Participant's employment with Conexant or any of its subsidiaries, or a Continuing Mindspeed Participant's employment with the Corporation or any of it subsidiaries, terminates as a result of the Participant's Disability, such Participant may exercise his or her Option within such period of time as is specified in the Option Agreement (of at least six (6) months) to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the termination of employment of the Continuing Conexant Participant or the Continuing Mindspeed Participant. If, on the date of termination, the Continuing Conexant Participant or the Continuing Mindspeed Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the status of authorized but unissued shares. If, after termination, the Continuing Conexant Participant or the Continuing Mindspeed Participant does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the status of authorized but unissued shares.

                  c. If a Continuing Conexant Participant's employment with Conexant or any of its subsidiaries, or a Continuing Mindspeed Participant's employment with the Corporation or any of it subsidiaries, terminates as a result of the death of the Participant, the Option may be exercised within such period of time as is specified in the Option Agreement (of at least six (6) months) to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement) by the Participant's estate or by a person who acquires the right to exercise the Option by bequest or inheritance. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the termination of employment of the Continuing Conexant Participant or the Continuing Mindspeed Participant. If, at the time of death, the Continuing Conexant Participant or the Continuing Mindspeed Participant is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the status of authorized but unissued shares. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the status of authorized but unissued shares.

                  d. Options held by a Former Conexant Participant may be exercised only until the date the corresponding Conexant Option from which the Option is derived may be exercised. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the status of authorized but unissued shares.

                  6. Buyout Provisions. The Committee may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

                  7. Adjustments Upon Changes in Capitalization, Change in Control.

                  a. Changes in Capitalization. Except as expressly provided in this Sub-Plan K, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

                  b. Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Corporation, the Committee shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Committee in its discretion may provide for a Participant to have the right to exercise his or her Option until fifteen (15) days prior to such transaction as to all of the Shares covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Committee may provide that any Corporation repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

                  c. Merger or Asset Sale. In the event of a merger of the Corporation with or into another corporation, or the sale of substantially all of the assets of the Corporation, each outstanding Option shall be assumed or an equivalent option or right substituted by the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Participant shall fully vest in and have the right to exercise the Option as to all of the Shares, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Committee shall notify the Participant in writing or electronically that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Shares for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation, the Committee, with the consent of the successor corporation, shall provide for the consideration to be received upon the exercise of the Option, for each Share subject to the Option, to be solely common stock of the successor corporation equal in fair market value to the per share consideration received by holders of Shares in the merger or sale of assets.

                  8. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Conexant Option from which the Option is derived was granted, or such other date as is determined by the Committee.

                  9. Amendment and Termination.

                  a. Authority. The Board of Directors may at any time amend, alter, suspend or terminate this Sub-Plan K.

                  b. Shareholder Approval. The Board of Directors shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

                  c. Effect of Amendment or Termination. No amendment, alteration, suspension or termination of this Sub-Plan K shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Corporation.

Termination of this Sub-Plan K shall not affect the Committee's ability to exercise the powers granted to it hereunder with respect to Options granted under this Sub-Plan K prior to the date of such termination.

                  10. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Corporation with respect to such compliance.

                  11. Inability to Obtain Authority. The inability of the Corporation to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Corporation's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Corporation of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

                          MINDSPEED TECHNOLOGIES, INC.
                             2003 STOCK OPTION PLAN

                                   SUB-PLAN L
              (OPTIONS GRANTED IN CONNECTION WITH EXCHANGE OFFERS)

                  1. General. The additional terms and conditions detailed below are to be read in conjunction with the terms and conditions of the Mindspeed Technologies, Inc. 2003 Stock Option Plan (the "Plan"). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Plan. These additional terms and conditions apply only to Options granted pursuant to
Section 4(c) of the Plan. The terms and conditions of the Plan, as amended from time to time, shall, together with the terms and conditions set out in this Sub-Plan L, govern the Options granted pursuant to Section 4(c) of the Plan, and unless the context dictates otherwise, all references herein to this Sub-Plan L shall include the terms and conditions of the Plan. In the event of any conflict between the terms and conditions of the Plan and the terms and conditions of this Sub-Plan L, the terms and conditions of this Sub-Plan L shall control.

                  2. Definitions. For purposes of this Sub-Plan L, the following terms shall have the meanings set forth below:

                     a. Award. An award granted pursuant to Section 4.

                     b. Award Agreement. A letter to a Participant, together with the terms and conditions applicable to an Award granted to the Participant, issued by the Corporation, as described in Section 6.

                     c. Employee. Subject to the exclusions set forth below, an individual who was hired (and advised that he or she was being hired) directly by the Corporation or a Subsidiary as a regular employee and who at the time of grant of an Award performs regular employment services directly for the Corporation or a Subsidiary, but shall not include (a) members of the Board of Directors who are not also employees of the Corporation or a Subsidiary or (b) any individuals who work, or who were hired to work, or who were advised that they work: (i) as independent contractors or employees of independent contractors; (ii) as temporary employees, regardless of the length of time that they work at the Corporation or a Subsidiary; (iii) through a temporary employment agency, job placement agency, or other third party; or (iv) as part of an employee leasing arrangement between the Corporation or a Subsidiary and any third party. For the purposes of this Sub-Plan L, the exclusions described above shall remain in effect even if the described individual could otherwise be construed as an employee under any applicable common law.

                     d. ERISA. The Employee Retirement Income Security Act of 1974, as amended.

                     e. Executive Officer. An Employee who is an executive officer of the Corporation as defined in Rule 3b-7 under the Exchange Act (or any successor provision).

            f. Incentive Stock Option. An option to purchase Shares that is granted pursuant to Section 4(b).

            g. Non-Employee. An individual who at the time of grant of an Award performs consulting, contracting or other services for the Corporation or a Subsidiary other than in a capacity as an Employee, but shall not include members of the Board of Directors.

            h. Non-Qualified Stock Option. An option to purchase Shares that is granted pursuant to Section 4(a).

            i. Participant. Any Employee or Non-Employee who has been granted an Award pursuant to this Sub-Plan L.

            j. Subsidiary. Any corporation or other entity in which the Corporation, directly or indirectly, controls 50% or more of the total combined voting power of such corporation or other entity.

            k. Ten-Percent Shareholder. Any person who owns, directly or indirectly, on the relevant date, securities having ten percent (10%) or more of the combined voting power of all classes of the Corporation's securities or of its parent or subsidiaries. For purposes of applying the foregoing ten percent (10%) limitation, the rules of Code Section 424(d) shall apply.

         3. Eligibility.

         Persons eligible for Awards shall consist of Employees and Non-Employees whose performance or potential contribution, in the judgment of the Committee, will benefit the future success of the Corporation and/or a Subsidiary and who have accepted the Corporation's offer to cancel outstanding Options in exchange for Awards of new Options pursuant to this Sub-Plan L. Notwithstanding the foregoing, only Employees will be eligible for Awards of Incentive Stock Options under this Sub-Plan L.

         4. Awards.

         The Committee may grant any of the following types of Awards, either singly, in tandem or in combination with other types of Awards, as the Committee may in its sole discretion determine. Such Awards may be granted only in connection with offers to exchange outstanding Options for new Options made to Employees and Non-Employees pursuant to Section 4(c) of the Plan.

            a. Non-Qualified Stock Options. A "Non-Qualified Stock Option" is an Award to an Employee or Non-Employee in the form of an Option to purchase a specific number of Shares exercisable at such time or times, and during such specified time not to exceed ten (10) years, as the Committee may determine, at a price not less than 100% of the Fair Market Value of the Shares on the date the Option is granted.

            (i) The purchase price of the Shares subject to the Option may be paid in cash. At the discretion of the Committee, the purchase price may also be paid by the tender of Shares (the value of such Shares shall be their Fair Market Value on the date of exercise), or through a combination of Shares and cash, or through such other means as the Committee determines are consistent with this Sub-Plan L's purpose and applicable law. No fractional Shares will be issued or accepted.

            (ii) Without limiting the foregoing, the Committee may permit Participants, either on a selective or aggregate basis, to simultaneously exercise Options and sell the Shares thereby acquired, pursuant to a brokerage or similar arrangement approved in advance by the Committee, and use the proceeds from such sale as payment of the purchase price of such Shares and any applicable withholding taxes.

     b. Incentive Stock Options. An "Incentive Stock Option" is an Award to an Employee in the form of an Option to purchase a specified number of Shares that complies with the requirements of Code Section 422, which Option shall, subject to the following provisions, be exercisable at such time or times, and during such specified time, as the Committee may determine.

            (i) The aggregate Fair Market Value (determined at the time of the grant of the Award) of the Shares subject to Incentive Stock Options which are exercisable by one person for the first time during a particular calendar year shall not exceed $100,000.

            (ii) No Incentive Stock Option may be granted under this Sub-Plan L after June 27, 2013.

            (iii) No Incentive Stock Option may be exercisable more than:

            (A) in the case of an Employee who is not a Ten-Percent Shareholder on the date the Option is granted, ten (10) years after the date the Option is granted, and

            (B) in the case of an Employee who is a Ten-Percent Shareholder on the date the Option is granted, five (5) years after the date the Option is granted.

            (iv) The exercise price of any Incentive Stock Option shall not be less than:

            (A) in the case of an Employee who is not a Ten-Percent Shareholder on the date the Option is granted, the Fair Market Value of the Shares subject to the Option on such date; and

            (B) in the case of an Employee who is a Ten-Percent Shareholder on the date the Option is granted, 110% of the Fair Market Value of the Shares subject to the Option on such date.

            (v) The Committee may provide that the exercise price of an Incentive Stock Option may be paid by one or more of the methods available for paying the exercise price of a Non-Qualified Stock Option.

         5. Shares Available Under Sub-Plan L.

         Shares subject to the unexercised portion of any terminated, forfeited or cancelled Options under the Plan shall be available for further Awards. Additional rules for determining the number of Shares granted under this Sub-Plan L may be adopted by the Committee, as it deems necessary and appropriate.

         6. Award Agreements.

         Each Award under this Sub-Plan L shall be evidenced by an Award Agreement. Each Award Agreement shall set forth the number of Shares subject to the Award and shall include the terms set forth below and such other terms and conditions applicable to the Award, as determined by the Committee, not inconsistent with the terms of this Sub-Plan L. Notwithstanding the foregoing, the provisions of subsection (b) below may be modified to the extent deemed advisable by the Committee in Award Agreements pertaining to Non-Employees providing consulting, contracting or other services to the Corporation or a Subsidiary. In the event of any conflict between an Award Agreement and this Sub-Plan L, the terms of this Sub-Plan L shall govern.

            a. Assignability. A provision setting forth the conditions pursuant to which an Award may be assigned or transferred.

            b. Termination of Employment.

                  (i) A provision describing the treatment of an Award in the event of the Retirement, Disability, death or other termination of a Participant's employment with the Corporation or a Subsidiary, including, but not limited to, the definitions of Retirement and Disability and terms relating to the vesting, time for exercise, forfeiture or cancellation of an Award in such circumstances. Participants who terminate employment due to Retirement, Disability or death prior to the satisfaction of applicable conditions and restrictions associated with their Awards may be entitled to prorated Awards as and to the extent determined by the Committee.

                  (ii) A provision describing the treatment of an Award in the event of (A) a transfer of an Employee from the Corporation to a Subsidiary or an affiliate of the Corporation, whether or not incorporated, or vice versa, or from one Subsidiary or affiliate of the Corporation to another or (B) a leave of absence, duly authorized in writing by the Corporation.

                  (iii) A provision stating that in the event the Participant's employment is terminated for Cause (as defined in the Award Agreement), anything else in this Sub-Plan L or Award Agreement to the contrary notwithstanding, all Awards granted to the Participant shall immediately terminate and be forfeited.

            c. Rights as a Shareholder. A provision stating that a Participant shall have no rights as a shareholder with respect to any Shares covered by an Award until the date the Participant becomes the holder of record thereof. Except as provided in Section 9, no adjustment shall be made for dividends or other rights, unless the Award Agreement specifically requires such adjustment.

            d. Withholding. A provision requiring the withholding of applicable taxes required by law from all amounts paid in satisfaction of an Award. A Participant may satisfy the withholding obligation by paying the amount of any taxes in cash or, with the approval of the Committee, Shares may be delivered to the Corporation or deducted from the payment or, in accordance with Section 4(a)(ii), sold to satisfy the obligation in full or in part. If such tax withholding obligation is paid in Shares, tax amounts shall be limited to the statutory minimum as required by law.

            e. Treatment of Options. Each Award of an Option shall state whether it will or will not be treated as an Incentive Stock Option.

            f. Performance Conditions. The Committee may condition, or provide for the acceleration of, the exercisability or vesting of any Award upon such prerequisites as it, in its sole discretion, deems appropriate, including, but not limited to, achievement of specific objectives, whether absolute or relative to a peer group or index designated by the Committee, with respect to one or more measures of the performance of the Corporation and/or one or more Subsidiaries, including, but not limited to, earnings per share, revenue, net income (whether before or after extraordinary items), net operating income, earnings before interest, taxes, depreciation and amortization (EBITDA), stock price and total shareholder return. Such performance objectives shall be determined in accordance with the Corporation's audited financial statements, to the extent applicable, and so that a third party having knowledge of the relevant facts could determine whether such performance objectives are met.

         7. Amendment and Termination.

         The Board of Directors may at any time amend, suspend or discontinue this Sub-Plan L, in whole or in part, provided, however, that no such action shall be effective without the approval of the shareholders of the Corporation to the extent that such approval is necessary to comply with any tax or regulatory requirement applicable to this Sub-Plan L; and provided, further, that subject to Section 9, no such action shall impair the rights of any holder of an Award without the holder's consent. The Committee may at any time alter or amend any or all Awards and Award Agreements under this Sub-Plan L to the extent permitted by law, except that, subject to the provisions of Section 9, no such alteration or amendment shall impair the rights of any holder of an Award without the holder's consent. Notwithstanding the foregoing, no such action may, without approval of the shareholders of the Corporation, increase the number of Shares with respect to which Awards may be granted or reduce the exercise price of any Option below Fair Market Value on the date of grant.

         8. Administration.

            a. All Awards shall be administered by the Committee. The members of the Committee shall be designated by the Board of Directors from among its members who are not eligible for Awards under this Sub-Plan L.

            b. Any member of the Committee who, at the time of any proposed grant of one or more Awards, is not a "Non-Employee Director" as defined in Rule 16b-3(b)(3)(i) under the Exchange Act (or any successor provision) shall abstain from and take no part in the Committee's action on the proposed grant.

            c. The Committee and others to whom the Committee has delegated such duties shall keep a record of all their proceedings and actions and shall maintain all such books of account, records and other data as shall be necessary for the proper administration of this Sub-Plan L.

            d. The Corporation shall pay all reasonable expenses of administering this Sub-Plan L, including, but not limited to, the payment of professional fees.

            e. The Committee may appoint such accountants, counsel and other experts as it deems necessary or desirable in connection with the administration of this Sub-Plan L. Subject to the express provisions of this Sub-Plan L, the Committee may delegate to the officers or employees of the Corporation and its Subsidiaries the authority to execute and deliver such instruments and documents, to do all such acts and things, and to take all such other steps deemed necessary, advisable or convenient for the effective administration of this Sub-Plan L in accordance with its terms and purpose.

            f. Subject to the express provisions of this Sub-Plan L, the Committee shall have the power (i) to implement (including the power to delegate such implementation to appropriate officers of the Corporation), interpret and construe this Sub-Plan L and Awards and Award Agreements or other documents defining the rights and obligations of the Corporation and Participants hereunder and thereunder, (ii) to determine all questions arising hereunder and thereunder, and (iii) to adopt and amend such rules and regulations for the administration hereof and thereof as it may deem desirable. The interpretation and construction by the Committee of any provisions of this Sub-Plan L or of any Award or Award Agreement shall be conclusive and binding. Any action taken by, or inaction of, the Committee relating to this Sub-Plan L or any Award or Award Agreement shall be within the discretion of the Committee and shall be conclusive and binding upon all persons. Subject only to compliance with the express provisions hereof, the Committee may act in its discretion in matters related to this Sub-Plan L and any and all Awards and Award Agreements. The Committee's determinations under this Sub-Plan L need not be uniform and may be made by it selectively among Employees and Non-Employees who receive, or who are eligible to receive, Awards under this Sub-Plan L, whether or not such persons are similarly situated.

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

            g. It is the intent of the Corporation that this Sub-Plan L and Awards hereunder satisfy, and be interpreted in a manner that satisfy, in the case of Participants who are or may be Executive Officers, the applicable requirements of Rule 16b-3 under the Exchange Act, so that such persons will be entitled to the benefits of Rule 16b-3, or other exemptive rules under Section 16 of the Exchange Act, and will not be subjected to avoidable liability under Section 16(b) of the Exchange Act.

         9. Adjustment Provisions.

            a. In the event of any change in or affecting the outstanding Shares by reason of a stock dividend or split, recapitalization, reclassification, merger or consolidation (whether or not the Corporation is a surviving corporation), reorganization, combination or exchange of shares or other similar corporate changes or an extraordinary dividend in cash, securities or other property, the Board of Directors shall make or take such amendments to outstanding Awards and Award Agreements and such adjustments and actions hereunder and thereunder as it deems appropriate, in its sole discretion, under the circumstances, and its determination in that respect shall be final and binding. Such amendments, adjustments and actions may include, but are not limited to, changes in the number of Shares (or other securities) then remaining subject to this Sub-Plan L, and the maximum number of shares that may be delivered to any single Participant pursuant to this Sub-Plan L, including those that are then covered by outstanding Awards, or accelerating the vesting of outstanding Awards. No fractional interests will be issued under this Sub-Plan L resulting from any adjustments.

            b. The Committee shall make any further adjustments as it deems necessary to ensure equitable treatment of any holder of an Award as the result of any transaction affecting the securities subject to this Sub-Plan L not described in (a), or as is required or authorized under the terms of any applicable Award Agreement.

            c. The existence of this Sub-Plan L and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Board of Directors or the shareholders of the Corporation to make or authorize any adjustment, recapitalization, reorganization or other change in its capital structure or its business, any merger or consolidation of the Corporation, any issue of bonds, debentures, preferred or prior preference stock or other securities ahead of or affecting the Shares or the rights thereof, the dissolution or liquidation of the Corporation or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

         10. Miscellaneous.

            a. Other Payments or Awards. Nothing contained in this Sub-Plan L shall be deemed in any way to limit or restrict the Corporation or a Subsidiary from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

            b. Payments to Other Persons. If payments are legally required to be made to any person other than the person to whom any amount is made available under this

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

     Sub-Plan L, payments shall be made accordingly. Any such payment shall be a complete discharge of the liability hereunder.

            c. Unfunded Plan. This Sub-Plan L shall be unfunded. No provision of this Sub-Plan L or any Award or Award Agreement shall require the Corporation or a Subsidiary, for the purpose of satisfying any obligations under this Sub-Plan L, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Corporation or a Subsidiary maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under this Sub-Plan L other than as unsecured general creditors of the Corporation or a Subsidiary, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees or consultants, as applicable, under generally applicable law.

            d. Limits of Liability. Any liability of the Corporation or a Subsidiary to any Participant with respect to an Award shall be based solely upon contractual obligations created by this Sub-Plan L and the Award Agreement. Neither the Corporation or its Subsidiaries, nor any member of the Board of Directors or of the Committee, nor any other person participating in any determination of any question under this Sub-Plan L, or in the interpretation, administration or application of this Sub-Plan L, shall have any liability to any party for any action taken, or not taken, in good faith under this Sub-Plan L.

            e. Rights of Employees and Non-Employees. Status as an eligible Employee or Non-Employee shall not be construed as a commitment that any Award shall be made under this Sub-Plan L to such eligible Employee or Non-Employee or to eligible Employees or Non-Employees generally. Nothing contained in this Sub-Plan L or in any Award Agreement shall confer upon any Employee or Non-Employee any right to continue in the employ or other service of the Corporation or a Subsidiary or constitute any contract or limit in any way the right of the Corporation or a Subsidiary to change such person's compensation or other benefits or, in the case of prospective employees, contractors or consultants, prospective compensation or benefits or to terminate the employment or other service or, in the case of prospective employees, contractors or consultants, withdraw an offer of employment or offer to retain such person with or without cause.

            f. Compliance with Laws. Notwithstanding anything contained herein or in any Award Agreement to the contrary, the Corporation shall not be required to sell or deliver Shares or other securities hereunder or thereunder if the sale or delivery thereof would constitute a violation by the Participant or the Corporation of any provisions of any law or regulation of any governmental authority or any national securities exchange or interdealer quotation system, and as a condition of any sale or delivery the Corporation may require such agreements or undertakings, if any, as the Corporation may deem necessary or advisable in its discretion to assure compliance with any such law or regulation.

            g. Awards for Compensation Purposes Only. This Sub-Plan L is not intended to constitute an "employee benefit plan" within the meaning of
     Section 3(3) of ERISA.

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